EXHIBIT 10.24

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THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

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SOFTWARE LICENSE AGREEMENT

(“Agreement”)

This Agreement is made effective as of the 30 day of September, 2007, by and between SAP America, Inc., a Delaware corporation, with offices at 3999 West Chester Pike, Newtown Square, PA 19073 (“SAP”), and Pacer International, Inc., a Tennessee corporation, with offices at 2300 Clayton Road, Concord, CA 94520 (“Licensee”).

1. DEFINITIONS.

1.1 “Affiliate” means a legal entity (A) in which Licensee owns, directly or indirectly, (i) at least fifty percent (50%) of the voting securities or (ii) in the case of a limited liability company (“LLC”) or limited liability partnership (“LLP”), (1) owns directly or indirectly at least fifty percent (50%) equity interest (i.e. [ *1 ]) and (2) possesses the controlling interest [ *2 ] and Licensee [ *3 ] has the contractual power and right to direct the day to day management and policies of such entity or (B) other entities as mutually agreed upon by the parties as listed in Part II of Exhibit B. Any such entity shall be considered an Affiliate only for such time as Licensee continues to own at least such equity interest or maintains at least such equity or controlling interest in such entity or other criteria as agreed upon by the parties for the entities on Part II of Exhibit B.

1.2 “Business Partner” means an entity that requires access to the Software in connection with the operation of Licensee’s or its [ *4 ] business, including, but not limited to, [ *5 ].

1.3 “Documentation” means SAP’s documentation, including SAP’s standard manuals, [ *6 ] which is part of the Software as defined in Section 1.7 hereof), [ *7 ], and complete or partial copies of the foregoing, which is delivered to Licensee under this Agreement or as otherwise generally available to SAP’s licensee base.

1.4 “Modification” means a change to the Software that changes the delivered source code or an enhancement to the Software that is made using SAP tools [ *8 ] or utilizing or incorporating SAP Proprietary Information.

1.5 “Named Users” means any combination of users licensed under this Agreement. [ *9 ]

1.6 “Proprietary Information” means: (i) with respect to SAP and SAP AG (the licensor of the SAP Proprietary Information to SAP), the Software and Documentation, any other third-party software licensed with or as part of the Software, benchmark results, manuals, program listings, data structures, flow charts, logic diagrams, functional specifications; (ii) with respect to SAP and SAP AG, the concepts, techniques, ideas, and know-how embodied and expressed in the Software; (iii) with respect to both parties, information reasonably identifiable as the confidential and proprietary information of SAP or Licensee or their licensors; and (iv) with respect to Licensee, (1) non-public information relating to Licensee’s technology, products, business plans, promotional and marketing activities, finances and other business affairs; (2) third party information that Licensee is obligated to keep confidential; (3) data of or with respect to employees of Licensee or its Affiliates; and (4) all supplier and customer and supplier and customer transactional information. Proprietary Information does not include any part of the SAP or Licensee Proprietary Information which: (a) is or becomes publicly available through no act or failure of the other party; or (b) was or is rightfully acquired without obligation of confidence by the other party from a source other than the disclosing party prior to receipt from the disclosing party; or (c) can be shown by documentation to have been independently developed by the receiving party without reference to any Proprietary Information of the other party.

1.7 “Software” means (i) all software, which may be in [ *10 ] as delivered [ *11 ] specified in agreed upon Appendices hereto, developed by or for SAP and/or SAP AG and delivered to Licensee hereunder; (ii) any new releases thereof made generally available [ *12 ] as Licensee is then receiving from SAP; and (iii) any complete or partial copies of any of the foregoing.

1.8 “Territory” means the United States of America [ *13 ]. Named Users may be located outside the Territory, except in those countries to which export of the SAP Confidential Information is restricted by U.S. export control laws.

1.9 “Use” means to activate the processing capabilities of the Software, load, execute, access, employ the Software, or display [ *14 ] information resulting from such capabilities.

2. LICENSE GRANT.

2.1 License.

(a) SAP grants Licensee a non-exclusive, perpetual (unless terminated in accordance with Section 5 herein) license to Use the Software, Documentation, other SAP Proprietary Information, at specified site(s) within the Territory to run Licensee’s internal business operations and to provide internal training and testing for such internal business operations and as further set forth in Appendices hereto. This license does not permit Licensee to use the SAP Proprietary Information to provide business process outsourcing, service bureau applications, third party training or similar services to third parties. Business Partners may have screen and other access to the Software solely in conjunction with Licensee’s Use and may not Use the Software to run any of their business operations separate from their business interaction with Licensee.

SAP CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

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THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

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(b) Licensee agrees to install the Software only on hardware [ *15 ] identified by Licensee pursuant to this Agreement that has been previously approved by SAP in writing or otherwise officially made known to the public as appropriate for Use or interoperation with the Software or otherwise set forth in the Documentation (the “Designated Unit”). Except as otherwise provided in the Appendix applicable to the Software, any individuals that Use the Software including employees or agents of Affiliates and Business Partners, must be licensed as Named Users. Use may occur by way of an interface delivered with or as a part of the Software, a Licensee or third-party interface, or another intermediary system.

(c) Provided Licensee does not exceed the number of Named Users licensed hereunder, Licensee may transfer the Software from one Designated Unit to another, or may add additional Designated Units [ *16 ] additional license fee, and shall provide written notice to SAP within [ *17 ] business days of such installation. Licensee shall be responsible for the cost of any migration tools, third-party database costs or third-party software required for the new or additional Designated Unit(s). In the event of a transfer from one Designated Unit to another, the Software must be promptly deleted in their entirety from the Designated Unit no longer in use and from each back-up copy for that Designated Unit.

2.2 Affiliate Use. The Affiliates identified in Exhibit B may Use the Software provided a breach by any such Affiliate shall be considered a breach by Licensee hereunder. Affiliates listed on Exhibit B may Use the Software. In the event an Affiliate is not listed on Exhibit B, Affiliates may Use the Software provided that: (i) in the event the Affiliate uses a copy of the Software, each such Affiliate agrees to be bound by the terms herein in the form of Exhibit A attached hereto prior to delivery of the Software copy; and (ii) a breach of such Exhibit by Affiliate shall be considered a breach by Licensee hereunder. Exhibit B may be amended (a) by Licensee to remove an Affiliate by notice to SAP; (b) by Licensee to add an Affiliate described by clause (A) of the definition of “Affiliate” by notice to SAP and (c) by written agreement of the parties to add as an Affiliate any entity not described by clause (A) of the definition of “Affiliate”.

2.3 Delivery of Software and Maintenance.

(a) The Software [ *18 ], and the Documentation, shall be delivered as specified in Appendices hereto. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver SAP Software and Support by making it available for download or other electronic transmission to Licensee’s location in: Concord, California. Notwithstanding the foregoing, in the event Licensee requests physical delivery of the Software, the parties agree to amend this Agreement to reflect Licensee’s delivery preference and SAP shall promptly so deliver the Software to a Licensee location within the Territory designated by Licensee in writing.

(b) Licensee will defend and indemnify SAP for any Taxes, penalties and related interest (excluding taxes based on SAP’s income or upon its property) should such taxes result from the license of the Software and provision of Maintenance, as SAP makes no representations regarding the taxability of such transaction but is simply complying with Licensee’s request. Licensee agrees that, in the event any physical delivery of Software or Maintenance should occur, such delivery shall be rejected by Licensee if Licensee has not requested the same. Licensee additionally acknowledges that should any Software or Maintenance be unavailable electronically, and unless Licensee requests physical delivery, then a delay in receipt of such Software or Maintenance deliverable may extend until electronic delivery is available or until SAP and Licensee agree contractually on another form of delivery, as provided in Section 2.3(a) above.

2.4 Archival Copy; Restriction on Copies; Legends to be Reproduced.

(a) Licensee may make one copy of the Software for archival purposes, one copy for each Designated Unit and such number of backup copies of the Software as are consistent with Licensee’s normal periodic backup and recovery procedures. Licensee shall maintain a log of the number and location of all originals and copies of the Software. [ *19 ]

(b) Licensee shall include, and shall under no circumstances remove, SAP’s and its licensors’ copyright, trademark, service mark, and other proprietary notices on any complete or partial copies of the Software, Documentation or SAP Proprietary Information in the same form and location as the notice appears on the original work. The inclusion of a copyright notice on any portion of the Software, Documentation or SAP Proprietary Information shall not cause or be construed to cause it to be a published work.

2.5 Outsourcing. Licensee may permit the services providers to be identified by executing the Confidentiality Agreement in the form attached as Exhibit C, to have a copy and to operate the Software solely for the purpose of providing facility, systems, or disaster recovery services to Licensee in connection with the business of Licensee for which the Software is herein licensed provided: (i) SAP, Licensee, and each such services provider execute the Confidentiality Agreement in the form attached as Exhibit C prior to such access; (ii) all employees of such services provider authorized to access the Software shall be considered Named Users; (iii) such services provider shall be permitted to Use the Software solely to perform the services required by Licensee in connection with Licensee’s operation of its business as set forth herein, (including in the case of a disaster recovery vendor, to provide disaster recovery services); (iv) under no circumstances may such services provider Use the Software to operate or provide processing services to any other party, or in connection with such services provider’s own business operations; (v) Licensee shall be responsible for any additional Software, migration tools, or third party software needed to effect such transition; and (vi) Licensee expressly agrees to indemnify SAP, its officers, employees, agents and subcontractors from and against all claims, liabilities, losses, damages and costs (including reasonable attorney fees) suffered by SAP arising from a breach by the services provider of the conditions of this Agreement or the Confidentiality Agreement.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3. VERIFICATION. Upon SAP’s reasonable request [ *20 ] Licensee shall deliver to SAP a report, as defined by SAP, and produced by the Software evidencing Licensee’s usage of the Software licensed under this Agreement. In the event an audit reveals Licensee’s non-compliance with the terms of the Agreement, SAP shall be permitted to perform a re-audit [ *21 ]. Should Licensee fail to produce such report within the period reasonably defined in SAP’s request, SAP (or its authorized representative) reserves the right to access Licensee’s Software installation(s) upon [ *22 ] prior written notice during normal business hours and subject to any restrictions imposed by Licensee’s reasonable access and other information technology security policies to generate a usage report and Licensee shall pay SAP’s reasonable costs of generating such report. Such reports shall be maintained by Licensee and generated using reporting software either embedded in the Software or provided by SAP for the purpose of Licensee generating reports in accordance with this provision. In the event an onsite or electronic audit reveals that Licensee underpaid License and/or applicable Support Fees to SAP, SAP will so notify Licensee of the underpayment [ *23 ]. Licensee shall pay such underpaid fees based upon the prices and conditions set forth in this Agreement and the applicable Appendix, or if not so set forth herein or therein, on SAP’s list of prices and conditions[ *24 ].

4. PRICE AND PAYMENT.

4.1 License Fees. Licensee shall pay to SAP license fees for the Software and applicable Support fees [ *25 ] such level of support as Licensee is then receiving from SAP) on the terms and conditions in Appendices hereto. Fees for Services will be paid as set forth in the Professional Services Schedule hereto. Any [ *26 ] fees not paid when due shall accrue interest at the rate of [ *27 ] per annum, but not to exceed the maximum amount as allowed by law.

4.2 Taxes. Fees and other charges described in this Agreement, or in SAP’s most recent list of prices and conditions, do not include federal, state or local sales, foreign withholding, use, property, excise, service, or similar [ *28 ] taxes (“Tax(es)”) now or hereafter levied, all of which shall be for Licensee’s account. Taxes shall not include taxes on SAP’s income or on its property. With respect to state/local sales tax, direct pay permits or valid tax-exempt certificates must be provided to SAP prior to the execution of this Agreement. If SAP is required to pay Taxes, Licensee shall reimburse SAP for such amounts. [ *29 ]

SAP shall contact Licensee during the course of its audits conducted by the tax authorities to determine whether Licensee has already been audited for the same periods, has been assessed taxes or has self-assessed taxes on the same transactions. SAP shall supply Licensee with information and documents as Licensee may reasonably request in regard to the tax authorities’ potential assessments of Licensee’s transactions. Licensee’s responses and any supporting documentation will be timely presented to the tax authorities. Licensee hereby agrees to indemnify SAP for any Taxes and related costs, interest and penalties paid or payable by SAP.

5. TERM.

5.1. Term. This Agreement and the license granted hereunder shall become effective as of the date first set forth above and shall continue in effect thereafter unless terminated upon the earliest to occur of the following: (i) thirty (30) days after Licensee gives SAP written notice of Licensee’s desire to terminate this Agreement, for any reason, but only after payment of all License and applicable Support Fees then due and owing; (ii) [ *30 ] days after either party gives notice of the other party’s material breach of any provision of the Agreement (other than a party’s breach of its obligations under Sections [ *31 ] including more than [ *32 ] days delinquency in Licensee’s payment of any [ *33 ] money due hereunder, unless such party has cured such breach during such [ *34 ] day period or if such breach is not [ *35 ] cured within such [ *36 ] day period, [ *37 ]; or (iii) [ *38 ] days after a party gives the other party notice of such other party’s material breach of Section [ *39 ] which is not cured in such [ *40 ] day period or otherwise such longer period as reasonably agreed upon by the parties in good faith; or (iv) by written notice with immediate effect by a party upon the existence of any one or more of the following circumstances, uncorrected for more than [ *41 ] days: entry of an order for relief under Title 11 of the United States Code as to the other party; the making by the other party of a general assignment for the benefit of creditors; the appointment of a general receiver or trustee in bankruptcy of the other party’s business or property; or action by the other party under any state insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation. [ *42 ] With respect to (iii) above, this Agreement shall not be terminable in the event a party has filed for bankruptcy under Chapter 11 of Title 11 of the U.S. Code, and provides adequate written assurances to the other party within thirty (30) days of such filing of such party’s willingness and ability to cure any default and continue to perform its obligations pursuant to the terms and conditions of this Agreement.

5.2 End of Term Duties. Upon [ *43 ]. Upon any termination hereunder, Licensee and its Affiliates shall immediately cease Use of all SAP Proprietary Information. Within thirty (30) days after any termination, Licensee shall deliver to SAP or destroy all copies of the SAP Proprietary Information in every form. Licensee agrees to certify in writing to SAP that it and each of its Affiliates has performed the foregoing. Sections 4, 6, 7.2, 7.6, 8, 9, 11.4, 11.5 and 11.6 shall survive such termination. In the event of any termination hereunder, Licensee shall not be entitled to any refund of any payments made by Licensee[ *44 ]. Within thirty (30) days after any termination, SAP shall return the Licensee Proprietary Information to Licensee.

6. PROPRIETARY RIGHTS.

6.1 Protection of Proprietary Information. Except as provided herein, Licensee shall not copy, translate, disassemble, or decompile, nor create or attempt to create, by reverse engineering or otherwise, the source code from the object code of the Software. Except for the rights set forth below, Licensee is not permitted to make derivative works of the Software and ownership of any unauthorized derivative works shall vest in SAP. SAP and Licensee agree to take all reasonable steps and the same protective precautions to protect the Proprietary Information of the other party hereto from disclosure to third parties as with its own proprietary and confidential information, and each party will use the other party’s Proprietary Information solely as reasonably necessary for

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

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HAS BEEN REQUESTED WITH RESPECT TO

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such party to perform its obligations and exercise its rights as contemplated hereunder. The receiving party will take commercially reasonable measures to avoid disclosure, dissemination or unauthorized use of the disclosing party’s Proprietary Information. The parties acknowledge that the disclosing party’s Proprietary Information may constitute material non-public information under U.S. securities laws and regulations, and each party agrees that it will not transact in securities of the other party based on any such Proprietary Information in violation of any applicable securities laws. Neither party shall, without the other party’s prior written consent, disclose any of the Proprietary Information of the other party to any person, except to its bona fide employees, officers, directors, or third parties whose access is necessary to enable such party to exercise its rights or fulfill its obligations hereunder. Each party agrees that prior to disclosing any Proprietary Information of the other party to any third party, it will obtain from that third party a written acknowledgment that such third party will be bound by the same terms as specified in this Section 6 with respect to the Proprietary Information. The receiving party may disclose Proprietary Information of the other party as required to comply with binding orders of governmental entities that have jurisdiction over it or as otherwise required by law (e.g., disclosure obligations to any securities regulatory agency or stock agency), provided that the receiving party (i) gives the disclosing party reasonable written notice to allow the disclosing party to seek a protective order or other appropriate remedy (except to the extent that the receiving party’s compliance with the foregoing would cause it to violate a court order or other legal requirement), (ii) discloses only such information as is required by the governmental entity or otherwise required by Law, and (iii) uses commercially reasonable efforts to obtain confidential treatment for any Proprietary Information so disclosed.

6.2 Modifications.

(a) Licensee may make Modifications to the Software, other than third party software, for Use on the Designated Unit(s) under the terms set forth in this Section. Licensee shall register all Modifications to the Software with SAP prior to making such Modifications. Licensee agrees to insert in all copies of the Software as modified all copyright, trade secret, or other notices thereon or therein as SAP may from time to time direct.

(b) [ *45 ]

(c) In the event SAP develops either independently, or jointly with Licensee, any Modification to the licensed Software, such Modification and all rights associated therewith will be the exclusive property of SAP and SAP AG, and Licensee will not grant, either expressly or impliedly, any rights, title, interest, or licenses to such Modifications to any third party. [ *46 ] Licensee agrees to assign all right, title and interest in and to jointly developed Modifications to SAP. Licensee agrees to execute, acknowledge and deliver to SAP all documents and do all things necessary[ *47 ] to enable SAP to obtain and secure such Modifications throughout the world. Licensee agrees to secure the necessary rights and obligations from relevant employees, or third parties in order to satisfy the above obligations.

(d) The parties hereto agree that the granting of any rights, title, or interest to Licensee in any Modification shall not be construed by the parties hereto, any court of law or equity, or any arbitration panel to mean that SAP has granted or given up any rights, title, or interest in or to the SAP Proprietary Information.

(e) Except for enforcement of its rights under this Agreement or enforcement of its own intellectual property rights, Licensee agrees not to take any action that would limit SAP’s independent development, sale, assignment, licensing or use of SAP’s own Software or SAP’s own independently developed Modifications thereto.

7. WARRANTIES.

7.1 [ *48 ] Warranty. SAP warrants that the Software will materially conform to the functional specifications contained in the Documentation [ *49 ], for [ *50 ] months following delivery. The warranty shall not apply: (i) if the Software is not used in accordance with the Documentation; or (ii) if the defect is caused by a Modification, Licensee, third-party software [ *51 ], or by a third party database [ *52 ] Without limiting the foregoing, SAP does not warrant that the Software will operate uninterrupted or that it will be free from minor defects or errors that do not materially affect such performance, or that the applications contained in the Software are designed to meet all of Licensee’s business requirements.

7.2 Supplemental Warranties. SAP represents that (i) it or its licensors own the Proprietary Information licensed by SAP hereunder, including all intellectual property rights therein, and that SAP has all rights from its licensors necessary to license, in accordance with the terms of this Agreement, such Proprietary Information to Licensee; and (ii) SAP’s Services shall be performed consistent with generally accepted industry standards.

7.3 General Warranty. SAP warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and it has the corporate power and has all necessary licenses, rights and authorities to grant the License and perform its obligations under this Agreement, including all Schedules and Appendices, (ii) the execution of this Agreement and the performance of its obligations hereunder will not result in any violation or default of or conflict with (a) its Certificate or Articles of Incorporation or Bylaws, or (b) the provisions of any other agreement to which it is a party or by which it is bound and (iii) it has performed all corporate actions and received all corporate authorizations necessary, if any, to execute and deliver this Agreement and to perform its obligations hereunder. SAP further warrants that it shall use commercially reasonable efforts to comply with all applicable laws, judgments or regulations of any governmental authority.

7.4 No Virus. SAP warrants and represents that it has taken reasonable steps to ensure that Software is free from Computer Virus at the time of delivery. “Computer Virus” is defined as a computer program attached to or a section of code hidden within the Software that performs a function unauthorized by Software published documentation which adversely affects Licensee’s computer systems or the Software itself.

7.5 No Disabling Code. SAP warrants and represents that it has taken reasonable steps to test the Software for Disabling Code (as defined herein) and to the best of its knowledge, the Software is free of Disabling Code as of the date of delivery by SAP. “Disabling Code” is defined as computer instructions that alter, destroy or inhibit the licensed Software and/or Licensee’s processing environment, including but not limited to other program’s data storage and computer libraries, programs that self-replicate without manual intervention, instructions programmed to activate at a predetermined time upon a specified event, and/or programs purporting to do a meaningful function but designed for a different function.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

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7.6 Express Disclaimer. [ *53 ] SAP AND ITS LICENSORS DISCLAIM ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT TO THE EXTENT THAT ANY WARRANTIES IMPLIED BY LAW CANNOT BE VALIDLY WAIVED.

8. INDEMNIFICATION.

8.1 Indemnification of Licensee. SAP shall defend, indemnify and hold harmless Licensee [ *54 ] against all claims, liabilities, and costs, including reasonable attorneys’ fees, reasonably incurred in the [ *55 ] defense [ *56 ] of any claim brought against Licensee in the Territory by third parties alleging that Licensee’s Use of the Software and Documentation infringes or misappropriates (i) any patent of the United States [ *57 ]; or (ii) a copyright; (iii) trade secret rights or (iv) other proprietary right of any third party, provided that: such indemnity shall not apply if the alleged infringement results from Use of the Software in conjunction with any other [ *58 ], an apparatus other than a Designated Unit, or unlicensed activities by Licensee. Licensee will promptly notify SAP in writing of any such claim and permit SAP to control fully the defense of such claim [ *59 ] any settlement of such claim as long as such settlement shall not include a financial obligation on Licensee [ *60 ]. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to SAP. SAP may settle any claim on a basis requiring SAP to substitute for the Software and Documentation alternative substantially equivalent non-infringing programs and supporting documentation. Licensee shall not undertake any action in response to any infringement or alleged infringement of the Software and Documentation [ *61 ].

In the event that any preliminary injunction, temporary restraining order or final injunction shall be obtained in the Territory, SAP shall, at its sole option, either:

(a) obtain the right for continued use of the infringing Software and Documentation; or

(b) modify the infringing Software and Documentation to avoid such infringement while obtaining at least equivalent functionality; or

(c) substitute for the Software and Documentation alternative equivalent software and supporting documentation; or

(d) provide a refund to Licensee of paid license fees for that part of the Software under claim of infringement[ *62 ]. All such refunds shall be depreciated on a [ *63 ], with such depreciation beginning [ *64 ] following the initial delivery of the Software under claim of infringement.

For clarity, SAP shall first attempt to perform the actions set forth in clauses (a), (b) and (c), and only if such actions are not feasible despite SAP’s commercially reasonable best efforts shall SAP perform the actions set forth in clause (d), in accordance with the above terms.

8.2 THE PROVISIONS OF THIS SECTION 8 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF SAP AND ITS LICENSORS TO LICENSEE, AND IS LICENSEE’S SOLE REMEDY, WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS BY SAP.

9. LIMITATIONS OF LIABILITY.

9.1 Licensee’s Remedies. Except for: (i) unauthorized use or disclosure of Licensee’s Proprietary Information, or (ii) SAP indemnification requirements under Section 8.1 herein, or (iii) SAP’s violation of Section 10 herein, Licensee’s sole and exclusive remedies for any damages or loss in any way connected with the operation or functional characteristics of the Software furnished by SAP and its licensors, whether due to SAP’s negligence or breach of any other duty, shall be, at SAP’s option: (i) to bring the performance of the Software into material compliance with the functional specifications or to the characteristics of the warranty set forth in Section 7.1, as the case may be; (ii) re-perform Support or (iii) return of an appropriate portion of any payment [ *65 ] made by Licensee with respect to the applicable portion of the Software (together with any prepaid but unearned [ *66 ] Support [ *67 ] Fees therefor).

9.2 Not Responsible. SAP will not be responsible under this Agreement (i) if the Software is not used in accordance with the Documentation; or (ii) if a defect in the Software is caused by Licensee, a Modification [ *68 ] third-party software, or third party database [ *69 ] SAP AND ITS LICENSORS SHALL NOT BE LIABLE FOR ANY CLAIMS OR DAMAGES ARISING FROM INHERENTLY DANGEROUS USE OF THE SOFTWARE AND/OR THIRD PARTY SOFTWARE LICENSED HEREUNDER.

9.3 Limitation of Liability.

(a) ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, EXCEPT FOR (I) DAMAGES RESULTING FROM UNAUTHORIZED USE OR DISCLOSURE OF PROPRIETARY INFORMATION, [ *70 ] UNDER NO CIRCUMSTANCES SHALL SAP, ITS LICENSORS OR LICENSEE BE LIABLE TO EACH OTHER OR ANY OTHER PERSON OR ENTITY FOR AN AMOUNT OF DAMAGES IN EXCESS OF [ *71 ] OR BE LIABLE IN ANY AMOUNT FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, OR EXEMPLARY OR PUNITIVE DAMAGES.

(b) The foregoing limitation of liability on direct damages only does not apply to damages arising out of personal injury or death caused by the negligence or willful misconduct of SAP. In addition, the foregoing limitation of liability on direct damages only does not apply to damages arising out of tangible property damage caused by the negligence or willful misconduct of SAP up to [ *72 ].

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9.4 Severability of Actions. SUBJECT TO THE TERMS OF THIS AGREEMENT, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

9.5 Coordination of Provisions. The limitation of liability and remedies provisions contained in this Section 9 shall not apply to Services provided pursuant to either the Professional Services Schedule to this Agreement (“PSS”) or a statement of work issued pursuant to the PSS; the limitation of liability and available remedies for such Services shall be as set forth in the PSS. Furthermore, in each instance in which provisions of the PSS contradict or are inconsistent with the provisions of this Agreement, the provisions of the PSS shall prevail and govern. Additionally, in each instance in which provisions of a statement of work contradict or are inconsistent with the provisions of the PSS, the provisions of the statement of work shall prevail and govern.

10. ASSIGNMENT.

10.1 In General. Neither party may, without the other party’s prior written consent, which shall not be unreasonably withheld or delayed, assign, pledge, or otherwise transfer this Agreement, or any of its rights or obligations under this Agreement, or the other party’s Proprietary Information, to any party. Notwithstanding the foregoing, Licensee shall have the right to assign this Agreement and its rights to SAP’s Proprietary Information [ *73 ] to any United States headquartered entity [ *74 ] which is not a Competitor of SAP and which acquires all or substantially all of Licensee’s operating assets, or, in the event Licensee is merged or reorganized pursuant to any plan of merger or reorganization, subject to the condition that Licensee provides SAP with: (1) a statement, signed on behalf of the Assignee, that such Assignee agrees to abide by the terms of this Agreement; (2) evidence, satisfactory to SAP, of such Assignee’s corporate authority to enter into this Agreement; and (3) a copy of the Assignee’s most current audited financial statements, prepared in accordance with generally accepted accounting principals consistently applied, showing that such Assignee has a minimum net worth sufficient to allow Assignee to perform its obligations under this Agreement; provided, however, that an Assignee with a net worth equal to or greater than Licensee’s net worth as of the Effective Date of this Agreement shall be deemed to be sufficient to allow such Assignee to perform its obligations hereunder. [ *75 ] SAP may assign this to Agreement to its affiliates [ *76 ]. A “Competitor” of SAP is an entity whose primary business is marketing and licensing computer software equivalent to the computer software marketed and licensed by SAP.

10.2 Departing Business Units. Should Licensee, from time to time, sell or otherwise transfer the assets or equity ownership of any Licensee division, Affiliate or business unit (all jointly hereafter referred to as “Business Unit”) and such Business Unit ceases to be otherwise eligible hereunder to Use the Software as Licensee or as an Affiliate, and as part of such transfer Licensee agrees to provide transitional services to the Business Unit in connection with the transfer of such Business Unit, including the use of Software by Licensee for such Business Unit, then Licensee shall have the right to do so for a period of [ *77 ] as if such Business Unit were still part of Licensee or an Affiliate, as the case may be. If Licensee, as part of any agreement with such Business Unit, is required to provide such services for a period beyond [ *78 ], then Licensee shall have the right to so provide such services for up to [ *79 ] subject to a mutually agreed upon payment to SAP. Upon Licensee no longer providing services to such Business Unit pursuant to this provision, SAP agrees that SAP will offer to license the Software to such Business Unit on SAP’s then current prices [ *80 ] in effect.

10.3 Bankruptcy. Except for any trademarks contained therein, the parties agree that the licenses granted hereunder are of intellectual property (as defined in 11 U.S.C. §101(35A). In the event of an entry of an order for relief under Title 11, United States Code, as to Licensee, the trustee may elect, pursuant to 11 U.S.C. §365(b) or, if rejected by the trustee, Licensee may elect, pursuant to 11 U.S.C. §365(n), to continue Licensee’s rights under the Agreement following notice and assumption of Licensee’s obligations hereunder. [ *81 ] However, nothing in this Section 10.3 shall be construed to be consent by SAP required for any assignment of this Agreement by the trustee or Licensee in a proceeding under Title 11, United States Code.

10.4 Assignment of Software as Part of Transfer. Upon (i) a sale or transfer of assets or equity ownership of any Business Unit permitted hereunder, (ii) the voluntary end or expiration of the transitional period described above, and (iii) such Business Unit subsequently entering into a separate SAP license agreement, Licensee may assign the applicable Software licenses (entirely [ *82 ]; but specifically excluding licenses for third party software and/or third party database) and license to such Business Unit any Modifications [ *83 ] (as defined in this Agreement) accessed as part of transitional services for such Business Unit (collectively, the “Transferred Software”), provided that [ *84 ]. Upon the occurrence of the foregoing, Licensee’s rights to the Software licenses included within Terminated Software shall immediately cease and the parties hereto shall mutually execute an amendment to the Agreement memorializing the termination of the applicable Software licenses, and associated Maintenance Fees. [ *85 ]

11. GENERAL PROVISIONS.

11.1 Severability. It is the intent of the parties that in case any one or more of the provisions contained in this Agreement shall be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

11.2 No Waiver. If either party should waive any breach of any provision of this Agreement, it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision hereof.

11.3 Counterparts. This Agreement and any amendments, appendices, schedules and exhibits hereto, may be executed (if required) in multiple counterparts, and each such counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. Photocopies, facsimiles and all other electronic versions of any such documents shall be deemed originals for all purposes.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

11.4 Export Control Notice. The Software, Documentation and Proprietary Information are being released or transferred to Licensee in the United States and are therefore subject to the U.S. export control laws. Licensee acknowledges its obligation to ensure that its exports from the United States are in compliance with the U.S. export control laws. Licensee shall also be responsible for complying with all applicable governmental regulations of any foreign countries with respect to the use of the Proprietary Information by its Subsidiaries outside of the United States. Licensee agrees that it will not submit the Software to any government agency for licensing consideration or other regulatory approval without the prior written consent of SAP.

11.5 Confidential Terms and Conditions. Neither party shall disclose the terms and conditions of this Agreement or the pricing contained therein to any third party except as required by applicable law, rule, or regulation. Provided, however, that either party may disclose such terms, conditions or pricing to legal, accounting and professional advisors bound by formal ethical or fiduciary duties requiring such advisors to treat, hold and maintain such information in accordance with the terms and conditions of this Agreement. Except as set forth in Appendices, neither party shall use the name of the other party in publicity, advertising, or similar activity, without the prior written consent of the other.

11.6 Governing Law. This Agreement shall be governed by and construed under the Commonwealth of Pennsylvania law without reference to its conflicts of law principles. In the event of any conflicts between foreign law, rules, and regulations, and United States of America law, rules, and regulations, United States of America law, rules, and regulations shall prevail and govern. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this agreement. The Uniform Computer Information Transactions Act as enacted shall not apply. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by applicable law or court rule.

11.7 Notices. All notices or reports which are required or may be given pursuant to this Agreement shall be in writing and shall be delivered to the respective executive offices of SAP and Licensee at the addresses first set forth above. All such notices or reports shall be deemed to have been delivered (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by nationally-recognized, overnight courier, on the next business day where sent following dispatch, and (iii) in the case of mailing, on the fourth business day where sent after such mailing. In this Agreement, the term “business day” means, as to any location, any day that is not a Saturday, a Sunday or a day on which banking institutions in such location are authorized or required to be closed. Either party may change its address(es) for notices by notice to the other party given consistent with this Section 11.7.

11.8 Force Majeure. Any delay or nonperformance of any provision of this Agreement (other than for the payment of amounts due hereunder) caused by conditions beyond the reasonable control of the performing party shall not constitute a breach of this Agreement, and the time for performance of such provision, if any, shall be deemed to be extended for a period equal to the duration of the conditions preventing performance; provided the party claiming force majeure (a) promptly [ *86 ] notifies the other party of the event, (b) takes all reasonably diligent steps to reduce and overcome the event’s impact and (c) immediately resumes performance when the event ends. The foregoing, however, will not excuse SAP from meeting any service and disaster response and recovery times set forth in any support schedule or Appendix.

11.9 Entire Agreement. This Agreement and each Schedule and Appendix hereto constitute the complete and exclusive statement of the agreement between SAP and Licensee, and all previous representations, discussions, and writings are merged in, and superseded by, this Agreement. This Agreement may be modified only by a writing signed by both parties. This Agreement and each Appendix hereto shall prevail over any additional, conflicting, or inconsistent terms and conditions which may appear on any purchase order or other document furnished by Licensee to SAP or by SAP to Licensee.

11.10 Licensee Policies. SAP represents that it has received and such SAP Consultants shall abide by Licensee’s reasonable policies governing passwords, acceptable use, code of ethics, access controls and systems security policies, safety, workplace conduct and no smoking policies (the “Licensee Policies”), which may be updated from time to time. In the event there are material changes to such Licensee Policies, Licensee agrees to provide SAP with updated copies prior to any engagement of SAP Consultants. SAP agrees, and agrees to cause each service team member, to report immediately to Licensee’s project manager any information that it may learn concerning a violation of any of the Licensee Policies or of any law. SAP shall, and shall cause all employees and contractors to comply with all applicable laws and Licensee Policies.

11.11 Controls Summary. Subject to a mutually agreeable Statement of Work and related terms, including fees, upon request by Licensee, SAP agrees reasonably to cooperate with Licensee in complying with the Sarbanes-Oxley Act of 2002, as amended, and related laws, rules and regulations, in preparing a Controls Summary. As used herein a “Controls Summary” is a document that addresses how the Software incorporates controls and procedures: (i) to support accuracy and completeness of transaction processing, authorization and validity; (ii) to maintain the accuracy and validity of data inputs, including edit, validity and bound checks; (iii) to report errors identified in processing (i.e., audit trails or exception reports); (iv) to enable access controls and authorize compliance with system requirements; and (v) to support security as well as Software program output integrity, completeness, accuracy and validity.

12. ESCROW OF SOURCE CODE.

12.1 SAP warrants that the source code for the Software, together with related Documentation as it is or becomes available has been deposited in an escrow account maintained by a third party provider (the “Escrow Agent”), pursuant to an agreement between the Escrow Agent and SAP, (the “Escrow Agreement”). SAP will at all times maintain in force and perform its obligations under either (i) the Escrow Agreement or (ii) a successor escrow agreement with a successor escrow agent. SAP will (i) notify Licensee of any change of the escrow agent under the Escrow Agreement, of any change to the terms of the Escrow Agreement or of any termination thereof; and (ii) provide in all Escrow Agreements for release of the source code of the Software to Licensee on at least those conditions set forth below and provide for Licensee to have rights under such arrangement consistent with this Agreement. Licensee is an intended beneficiary under the Escrow Agreement, and will be an intended beneficiary under any successor escrow agreement.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

12.2 SAP will from time to time deposit into the escrow account copies of source code for Releases and Versions of the Software and related Documentation promptly following availability of the same to SAP’s licensees generally.

12.3 SAP or SAP’s trustee in bankruptcy shall authorize the Escrow Agent to make and release a copy of the applicable deposited materials to Licensee upon the occurrence of any of the following events:

(a) The existence of any one or more of the following circumstances, uncorrected for more than thirty (30) days: entry of an order for relief under Title 11 of the United States Code; the making by SAP of a general assignment for the benefit of creditors; the appointment of a general receiver or trustee in bankruptcy of SAP’s business or property; or action by SAP under any state insolvency or similar law for the purpose of its bankruptcy, reorganization, or liquidation; unless within the specified thirty (30) day period, SAP (including its receiver or trustee in bankruptcy) provides to Licensee adequate assurances, reasonably acceptable to Licensee, of its continuing ability and willingness to fulfill its maintenance obligations under this Agreement;

(b) SAP has ceased its on-going business operations or that portion of its business operations relating to the sale, licensing and maintenance of the Software; or

(c) Failure of SAP to carry out the material maintenance obligations imposed on it pursuant to this Agreement after reasonable opportunity has been provided to SAP and SAP AG to perform such obligations.

12.4 Upon the occurrence of any of the events set forth in Section 12.3 above, Licensee may obtain from the trustee, pursuant to 11 U.S.C. §365(n)(3)(A), as amended, a copy of the source code to updates, patches and/or fixes to the deposited material (and any documentation relating to such source code) held by the trustee, if any, after Licensee (i) provides the trustee with a written request for a copy of any such source code or its related documentation, and (ii) provides SAP with written notice of Licensee’s request at least [ *87 ] before the trustee is required to comply with such request. Notwithstanding the foregoing, Licensee may only avail itself of 11 U.S.C. §365(n)(3)(A), as amended, if obtaining the subject source code or its related documentation thereunder either (i) does not interfere in any material fashion with the administration of the underlying bankruptcy proceedings, or (ii) is approved by order of the bankruptcy court having jurisdiction over the subject matter.

12.5 In no event shall Licensee have the right to access the applicable deposited materials if SAP AG agrees to assume SAP’s maintenance obligations under this Agreement.

12.6 In the event of release under this Agreement, Licensee agrees that it will treat and preserve the deposited materials as a trade secret of SAP AG in accordance with the same precautions adopted by Licensee to safeguard its own trade secrets against unauthorized use and disclosure and in all cases at least with a reasonable degree of care. Release under this provision shall not extend Licensee any greater rights or lesser obligations than are otherwise provided or imposed under this Agreement. This provision shall survive any termination of this Agreement.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement to become effective as of the date first above written.

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	9/26/07

SAP CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

EXHIBIT A

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September     , 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

AFFILIATE USE AGREEMENT

This Affiliate Use Agreement is made effective as of the      day of             , 200   between SAP America, Inc., a Delaware Corporation, with offices at 3999 West Chester Pike, Newtown Square, PA 19073 (“SAP”) and                                 , a corporation, with offices at                                                                                                                            (“Subsidiary”).

1.	Affiliate is entitled to have Named Users Use the Software on the Designated Unit(s) identified in the SAP America, Inc. / Pacer International, Inc. Software License Agreement (“Agreement”).

2.	Affiliate agrees to abide by and be bound by all of the terms and conditions of the Agreement applicable to Subsidiary and applicable to Licensee. SAP may directly enforce all such terms and conditions against it directly.

3.	Affiliate agrees that its right to Use SAP Software and receive applicable Support services shall be governed solely by the Agreement. In the event that the Agreement is terminated, this Affiliate Use Agreement is terminated or if Affiliate ceases to meet the definition of “Affiliate” therein, Affiliate agrees that all of its rights to the Software will cease effective as of the termination date.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Affiliate Use Agreement.

SAP America, Inc.
(SAP)	(Subsidiary)

By:	By:

Title:	Title:

Date:	Date:

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

EXHIBIT B

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

LIST OF AFFILIATES

Part I. The following Affiliates otherwise qualify under Clause (A) of the Affiliate definition:

Intermodal Container Service, Inc.

Manufacturing Consolidation Service of Canada, Inc.

Ocean World Lines, Inc.

Ocean World Lines Bremen GmbH

Ocean World Lines Bremen GmbH & Co. Kommanditgesellschaft

Ocean World Lines Europe GmbH

Ocean World Lines (UK) Ltd.

Pacer Cartage, Inc.

Pacer Distribution Services, Inc.

Pacer Global Logistics, Inc.

Pacer Stacktrain, Inc.

Pacer Stacktrain S. de R.L. de C.V.

Pacer Transport, Inc. (formerly known as Pacific Motor Transport Company)

PDS Trucking, Inc.

Rail to Rail Transport, Inc.

RF International, Ltd.

S&H Transport, Inc.

S&H Leasing, Inc.

Stacktrain Mexico, S. de R.L. de C.V.

Part II. The following entities do not otherwise qualify as Affiliates under Clause (A) of the Affiliate definition, but will be deemed Affiliates hereunder. If minimum requirements are listed below for any such entity, it will be deemed an Affiliate only so long as such minimum requirements are met:

None, as of the effective date of the Agreement.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

EXHIBIT C

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

Confidentiality Agreement

This Agreement made this         th day of         , 200   among SAP America, Inc. having its principal place of business at 3999 West Chester Pike, Newtown Square, Pennsylvania 19073 (hereinafter referred to as “SAP”),                             , having its principal place of business at                                                                   (hereinafter referred to as “Vendor”) and Pacer International, Inc., a Tennessee corporation, with offices at 2300 Clayton Road, Concord, CA 94520 (hereinafter referred to as “Pacer”).

WHEREAS, SAP is in the business of providing proprietary software, documentation, and related services to its customers; and

WHEREAS, Pursuant to the Software License Agreement dated September         , 2007, between SAP and Pacer (“License Agreement”), SAP has licensed its proprietary Software (“Software”) to Pacer for use in its business operations.

WHEREAS, Pacer has engaged Vendor to perform certain facilities and/or information systems management services as set forth in the                                      Agreement between Vendor and Pacer dated                          (“Services”) that will require Vendor to have access to the Software.

WHEREAS, SAP and/or Pacer will disclose to Vendor the Software, whether in source or object code, including unique concepts or techniques embodied therein and the Documentation therefor, and any other information marked or reasonably identifiable as proprietary or confidential (hereinafter referred to as “Proprietary Information”) for the sole purpose of allowing Vendor to provide the Services to Pacer.

NOW THEREFORE, in consideration of disclosure to Vendor of the Proprietary Information, and intending to be legally bound, the parties agree as follows:

1. Permissible Users.

Vendor agrees that it will use the Proprietary Information solely for providing the Services to Pacer and that Vendor will not use the Proprietary Information to process its own business information or to provide processing or facilities management or other services to any party other than Pacer.

2. SAP Proprietary Information.

(a) Vendor acknowledges SAP’s assertion that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the Proprietary Information are and shall remain in SAP and SAP AG and their respective licensors. Vendor acquires only the right to use the Proprietary Information under the terms and conditions of this Agreement and does not acquire any ownership rights or title in or to the Proprietary Information and that of their respective licensors.

(b) SAP agrees that no restrictions are made upon Vendor with respect to any Proprietary Information that: (a) is already rightfully possessed by Vendor without obligation of confidentiality; or (b) is developed independently by Vendor without breach of this Agreement; or (c) is rightfully received by Vendor from a third party without obligation of confidentiality; or (d) is, or becomes, publicly available without breach of this Agreement.

(c) Vendor shall not remove any proprietary, copyright, trademark, or service mark legend from the Software or Documentation.

(d) Vendor shall maintain a log of the number and location of all originals and copies of the Software. The inclusion of a copyright notice on any portion of the Software or Documentation shall not cause or be construed to cause it to be a published work.

3. Protection of Proprietary Information.

(a) Vendor agrees that it will not disclose, provide, or make available any of the Proprietary Information in any form to any person, except to bona fide employees, officers, or directors whose access is necessary to enable Vendor to exercise its rights hereunder, without the SAP’s prior written consent.

(b) Vendor shall not copy, translate, disassemble, or decompile, nor create or attempt to create the source code from the object code of the Software licensed hereunder or use it to create a derivative work, unless authorized in writing by SAP.

(c) Vendor acknowledges that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to SAP, therefore, Vendor agrees to take the same protective precautions to protect the Proprietary Information from disclosure to third parties as it takes with its own proprietary and Proprietary information of a similar nature.

4. Duties Upon Termination.

Upon any termination hereunder, Vendor shall immediately cease Use of the Proprietary Information and shall irretrievably delete the Software, Third-Party Database and Documentation from all Vendor computer hardware, including CPU,

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

application servers, terminals, workstations, and data files. Within thirty days after any termination, Vendor shall deliver to SAP at Vendor’s expense (adequately packaged and insured for safe delivery) or, at SAP’s request, destroy all copies of the Proprietary Information in every form. Vendor further agrees to erase the Software and Documentation from any storage media. Vendor shall certify in writing to SAP that it has performed the foregoing.

5. No Rights Transferred.

The furnishing of the Proprietary Information for the limited purposes set forth herein does not constitute the grant, option, license, sublicense, assignment, or other form of transfer to Vendor of any rights, title or interest in or to such Proprietary Information.

6. Modifications and Extensions.

Vendor, under the terms of this Agreement, expressly warrants and represents on its behalf, and on behalf of its agents and employees, that no Modifications or Extensions for the licensed Software will be performed without providing prior written notice to SAP. All Modifications and Extensions to the Software owned by SAP shall be considered part of the Software for purposes of this Agreement.

7. Indemnification.

(a) Vendor agrees to indemnify and defend SAP, its parent, affiliates, its and their officers, directors and employees, from and against any and all loss, claim or damage, including attorney’s fees and costs, which SAP may suffer, that arise from or are in any way connected with Vendor’s provision of the Services to Pacer or breach of Vendor’s obligations hereunder.

(b) ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, UNDER NO CIRCUMSTANCES SHALL SAP OR VENDOR BE LIABLE TO THE OTHER OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES. THE FOREGOING LIMITATIONS OF LIABILITY DOES NOT APPLY TO DAMAGES ARISING OUT OF BREACH OF SECTIONS 3, 5 AND 8 HEREOF, OR TO PERSONAL INJURY OR DEATH CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF VENDOR.

8. Assignment.

Vendor may not, without SAP’s prior written consent, assign, delegate, sublicense, pledge, or otherwise transfer this Agreement, or any of its rights or obligations under this Agreement. Any permitted assignment of this Agreement shall provide that the provisions of this Agreement shall continue in full force and effect and that Vendor shall guaranty the performance of its assignee and shall remain liable for all obligations hereunder.

9. Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

(b) The provisions of this Agreement, together with any agreements incorporated or referred to herein, shall (i) with regard to the subject matter hereof, supersede all prior agreements and negotiations, and (ii) be modified only by a written agreement.

(c) In the event that any provision of this Agreement shall, for any reason, be determined to be invalid, illegal, or unenforceable in any respect, the parties hereto shall negotiate in good faith and agree to such amendments, modifications, or supplements of or to this Agreement or such other appropriate actions as shall, to the maximum extent practicable in light of such determination, implement and give effect to the intentions of the parties as reflected herein, and the other provisions of this Agreement shall, as so amended, modified, or supplemented, or otherwise affected by such action, remain in full force and effect.

(d) This Agreement shall be governed by and construed under the Commonwealth of Pennsylvania law without reference to its conflicts of law principles. The parties consent to the jurisdiction of any federal or state court sitting in Delaware County, Pennsylvania, for all claims, suits, or actions arising under this Agreement.

This Agreement shall be in effect beginning on the date first above written and shall continue in effect until otherwise agreed upon by the parties in writing.

IN WITNESS HEREOF, and intending to be legally bound, the parties have executed this Agreement on the date and year first written above.

SAP AMERICA, INC.	(VENDOR)

By:	By:

Title:	Title:

Date:	Date:

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

PACER INTERNATIONAL, INC.

By:

Title:

Date:

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

PREMIUM SUPPORT SCHEDULE (“Schedule”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Schedule is hereby annexed to and made a part of the Agreement specified above. In each instance in which provisions of this Schedule contradict or are inconsistent with the provisions of the Agreement, the provisions of this Schedule shall prevail and govern.

Licensee may request and SAP shall provide, to such degree as SAP makes such services generally available in the Territory, premium support services for the Software (“Premium Support”). Premium Support currently includes the delivery of new releases of the Software and Software correction packages, support via telephone, remote support/update, Service Level Agreement, SAP Premium Support Advisor, Assessment Services, Proactive Remote Services, Early Watch Alert and SAP’s support portal.

Alternately, Licensee may request and SAP shall provide, to such degree as SAP makes such services generally available in the Territory, maintenance for the Software (“Maintenance”). Maintenance currently includes the delivery of new releases of the Software and Software correction packages, support via telephone, remote support/update, Early Watch Alert, and SAP’s support portal. In order to receive Maintenance, Licensee must make all required remote support and update connections to each Designated Unit as reasonably requested by SAP. In order to receive Premium Support, Licensee must make all required remote support and update connections to each Designated Unit as requested by SAP. In the event SAP licenses third party software to Licensee under the Agreement, SAP shall provide Premium Support or Maintenance on such third party products to the degree the applicable third party makes such Premium Support or Maintenance services available to SAP. Premium Support or Maintenance services are only provided for the software ordered by the customer and for the then current standard releases as defined in http://service.sap.com/releasestrategy. Notwithstanding the foregoing, SAP agrees to support each Version of its Software for not less [ *88 ] after it is made commercially available. “Version” means each issuance of each Release of the Software, excluding third party software, identified by the numeral to the right of the decimal point, e.g., 3.1. “Release” means each issuance of the Software, excluding third party software, identified by the numeral to the left of the decimal point, e.g., 3.0.

1.	SAP Premium Support Services. SAP Premium Support Services include the following:

1.1 Service Level Agreement. The following Service Level Agreement (“SLA”) commitments shall be offered commencing in the first full Calendar Quarter following the completion of Licensee’s implementation of the material recommendations resulting from the Initial Assessment specified in Section 1.3 below. As used herein, “Calendar Quarter” is the three month period ending on March 31, June 30, September 30 and December 31 respectively of any given calendar year. Licensee will classify each Support Message according to the criteria established in Section 1.1.1 below.

1.1.1 SLA for Initial Response Times:

a. Priority 1 Support Messages (“Very High”). SAP shall respond to Priority 1 support messages (defined as production system shut-down or severe restrictions in the SAP productive system that prevent productive work) within one (1) hour of SAP’s receipt (twenty-four hours a day, seven days a week) of such Priority 1 support messages.

b. Priority 2 Support Messages (“High”). SAP shall respond to Priority 2 support messages (defined as severe loss of functionality, significant restrictions in the SAP productive system) within four (4) hours of SAP’s receipt (during SAP’s normal business hours (in the region Licensee is located) Monday-Friday, excluding United States and German legal and public holidays) of such Priority 2 support messages.

c. For further information on assigning priority levels see SAP Note 67739 available in the SAP Notes Database on the SAP Service Marketplace via www.service.sap.com/support.

1.1.2 SLA for Corrective Action Response Time for Priority 1 Support Messages: SAP shall provide a solution, work around or action plan for resolution (“Corrective Action”) of Licensee’s Priority 1 support message within four (4) hours of SAP’s receipt (twenty-four hours a day, seven days a week) of such Priority 1 support messages. In the event an action plan is submitted to Licensee as a Corrective Action, such action plan shall include: (i) status of the error resolution process; (ii) planned next steps, including identifying responsible SAP resources; (iii) required Licensee actions to support error resolution process; (iv) to the extent possible, due dates for SAP’s actions; and (v) date and time for next status update from SAP. Subsequent status updates shall include a summary of the actions undertaken so far; planned next steps; and date and time for next status update. The time for Corrective Action refers only to that part of the processing time when the support message is in the status “in-process” at SAP.

1.1.3 Service Level Credit. SAP shall have met the stated SLAs provided SAP reacts within the stated time frames in ninety-five percent (95%) or greater of the aggregate cases for all SLAs within a Calendar Quarter. In the event Licensee submits less than twenty (20) messages (in the aggregate for all SLAs) subject to the above stated SLAs in any Calendar Quarter during the Premium Support Services term, Licensee agrees that SAP shall be deemed to have met the stated SLA provided it does not exceed the stated SLA time-frame in more than one support message during the applicable Calendar Quarter. In the event Licensee claims in writing to SAP that SAP failed to meet the stated SLAs as measured in accordance with this Section 1.1.3, SAP shall investigate such claim and provide a written report of SLA performance during the applicable Calendar

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Quarter. Should the report show that SAP failed to meet the stated SLAs as measured in accordance with this Section 1.1.3, SAP shall apply a Service Level Credit (“SLC”) to Licensee’s next Premium Support Service Fee invoice equal to [ *89 ] of Licensee’s Premium Support Service Fee for the applicable Calendar Quarter for each failure reported and demonstrated in accordance with this Section 1.1.3, subject to a maximum SLC cap per Calendar Quarter of [ *90 ] of Licensee’s Premium Support Service Fee for such Calendar Quarter. In order to be considered for SLC hereunder, Licensee must notify SAP in writing of the alleged failure to meet the SLAs within thirty (30) days of the close of the applicable Calendar Quarter. The SLC stated in this Section 1.1.3 is Licensee’s sole and exclusive remedy with respect to any alleged or actual failure of SAP to achieve any applicable SLA. Licensee shall provide reasonable assistance to SAP in its effort to correct any problems or processes inhibiting SAP’s ability to achieve the SLA.

1.1.4 In the event Licensee’s productive use of the Software or the Priority 1 message is not closed or the Priority 1 message status is not lowered within two (2) business days (Monday-Friday, excluding United States and German legal or public holidays), SAP reserves the right, in SAP’s sole judgment, to provide additional support at Licensee’s site where the Designated Unit is located for the purpose of restoring productive use of the Software. The parties shall agree in writing as to the scope and duration of the on-site support on a case-by-case basis. The additional on-site support shall in no case extend past the time when Licensee resumes productive use of the Software and shall not depend on closure of the Priority 1 message or the lowering of its status to a lower priority level.

1.1.5 Licensee shall submit such support messages via the SAP Solution Manager Software in accordance with SAP’s then current support message processing log-in procedure which contain the relevant details necessary (as specified in SAP Note 16018 or any future SAP Note which replaces SAP Note 16018) for SAP to take action on the reported error related to an identified Licensee productive installation of SAP Software. SAP Solution Manager Software includes tools and reporting capabilities that allow Licensee to track SLA compliance. Licensee must provide reproducible errors in order for SAP to provide the SLAs specified herein. The SLAs specified herein shall not apply to: (i) support messages related to SAP Software products that are in shipment status “restricted shipment” as identified in SAP’s Release Strategy published on the SAP Service Marketplace; (ii) support messages related to SAP Software products that are in a support status of “Customer Specific Maintenance”; (iii) support message for a release, version and/or functionality of SAP Software developed specifically for Licensee, e.g. by SAP Custom Development and/or by an SAP AG subsidiary; (iv) support messages regarding country versions that are not part of the SAP standard software and instead are realized as partner add-ons, enhancements, or modifications (even if these country versions were created by SAP or an associated organization); (v) the root-cause of the reported error is functionality not covered in the Documentation and not an error in the SAP Software; and (vi) submitted error messages that have been assigned to remote consulting (i.e., error messages related to configuration or custom code).

1.2 SAP Premium Support Advisor. SAP shall designate one (1) resource in the SAP Active Global Support (“AGS”) Organization at one of SAP’s support centers to be Licensee’s support contact person. Upon request from Licensee, this Support Advisor shall be responsible for: (i) planning, coordinating and delivering (in cooperation with Licensee) the Assessments described in Section 1.3 below; (ii) advising Licensee on the implementation of recommended actions resulting from delivery of SAP support services; (iii) periodic follow-up with the Licensee with respect to mutually agreed actions resulting from the Assessments; (iv) acting as an additional escalation contact for exception handling in the support process; (v) providing information regarding SAP products, strategy, news and best practices as related to support and operational issues; and (vi) facilitating Licensee’s certification of the Customer Competence Center. The designated SAP Support Advisor shall be available via telephone and email during normal business hours in a time zone mutually agreed to by the parties. Normal business hours are 8:30 am to 5:30 pm local time, Monday through Friday unless otherwise agreed to in writing by the parties. SAP shall make available a substitute Support Advisor during any periods where the primary Support Advisor is unavailable. All Services of the designated SAP Support Advisor shall be coordinated with Licensee’s designated Premium Support Program Manager, as described in Section 2 below.

1.3 Assessment Services. Licensee and SAP agree to jointly conduct an initial assessment (“SAP Premium Support Setup Service”) and thereafter one (1) assessment per calendar year during the Premium Support Services term (“Annual Assessment”). The focus of the SAP Premium Support Setup Service may include: (i) securing remote connectivity between Licensee and SAP; (ii) explaining best practices for collaboration with SAP Active Global Support Organization; (iii) reviewing Licensee solution landscape for SLA readiness; (iv) review of Licensee project roadmap; and (v) initiating Licensee’s use of SAP Solution Manager. Thereafter, the Annual Assessments shall be a review of Licensee’s solution landscape and priorities as may be mutually agreed by the parties. Such Annual Assessments may address the following areas: (i) technical risk analysis of a planned SAP solution (system landscape and core business processes) and plan for SAP related implementation projects; (ii) software operational readiness or software operational optimization assessment and plan for supporting a new SAP solution; and (iii) SAP Solution Optimization Assessment for a productive SAP solution (including potential landscape optimization possibilities). The output of such Assessments shall be a summary service report which may include findings, risks or issues identified, and corresponding recommendations. Such Assessments shall be scheduled for delivery at dates and times mutually agreed to by the parties. Licensee is responsible for making the necessary and timely internal arrangements to facilitate the Assessment Services hereunder. Licensee agrees to provide appropriate resources, including but not limited to equipment, data, information, workspace and appropriate and cooperative personnel, to facilitate the performance of the Assessment Services hereunder.

1.4 Proactive Remote Services: Premium Support currently includes a choice of one of the following services per live installation per year:

A.	One GoingLive Check for any new Software or other SAP application implementation;

B.	One GoingLive Upgrade Check for an upgrade to a higher functional release (e.g. from R/3 4.0 to 4.6); or

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

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C.	One GoingLive OS/DB Migration Check. This OS/DB Migration Check assists the Licensee in preparing for a migration of an operating system or database. Migration is the responsibility of the Licensee.

In addition to these options, Premium Support currently includes up to two EarlyWatch Sessions per live SAP installation for the continual optimization of Licensee’s already live system.

To schedule GoingLive Check, GoingLive OS/DB Migration Check, or EarlyWatch Sessions, Licensee must contact Americas Customer Premium Supports at 800-677-7271 or internationally at 610-661-7241 and choose option 3. To assist Licensee in this, SAP has established the following scheduling pre-requisites:

A.	The Licensee must provide remote access to its productive system.

B.	To receive the GoingLive Check or GoingLive Upgrade Check Licensee must inform SAP at least three months prior to your go live or upgrade date.

C.	To receive the EarlyWatch Sessions, SAP requests a minimum of three months advanced notification. In addition, Licensee must send the EarlyWatch Alert data to SAP on at least a monthly basis and cooperate with SAP in reviewing the data and determining the proper deployment of the EarlyWatch Sessions based on the EarlyWatch Alert data.

D.	To receive the GoingLive OS/DB Migration Check, Licensee must comply with all of the then current pre-Check requirements. These requirements currently include hiring a certified OS/DB migration consultant, proper testing, installation of tools, and advance scheduling. Contact your local SAP Customer Support Representative for more information.

Further information and detail about individual SAP services can be found on SAPNet site (http://www.service.sap.com/support).

FAILURE TO UTILIZE THE PREMIUM SUPPORT SERVICES PROVIDED BY SAP MAY PREVENT SAP FROM BEING ABLE TO IDENTIFY AND ASSIST IN THE CORRECTION OF POTENTIAL PROBLEMS WHICH, IN TURN, COULD RESULT IN UNSATISFACTORY SOFTWARE PERFORMANCE.

2.	Licensee Requirements for SAP Premium Support Services.

2.1 SAP Premium Support Services Program Management. Licensee shall designate an English speaking Premium Support Program Manager. Such Premium Support Program Manager shall cooperate with the designated SAP Support Advisor to administer the terms of this Schedule. Licensee’s designated Premium Support Program Manager shall be Licensee’s authorized representative empowered to make necessary decisions for Licensee or bring about such decision without undue delay.

2.2 Other Requirements.

2.2.1 In order to receive Premium Support Services hereunder, Licensee must: (i) continue to pay all Premium Support Service Fees for the Software licensed under and in accordance with the Agreement; (ii) otherwise fulfill its obligations under the Agreement and this Schedule; (iii) have installed, configured and be using the then current release of SAP Solution Manager Software system or (available in accord with SAP Premium Support Services), with the latest patch levels for Basis, ABAP, and the latest SAP Solution Manager Software support packages, as the Service delivery platform for documenting top issues, core business processes and critical system information for the SAP Software products for which Licensee is receiving standard support services; (iv) document all core business processes and system landscapes in the SAP Solution Manager Software system; (v) activate SAP EarlyWatch Alert for all SAP Software for which Licensee receives support services; and (vi) inform SAP of planned changes to Licensee’s system landscape. [ *91 ].

2.2.2 Licensee agrees to promptly disclose to SAP and maintain adequate and current records of all Modifications and, if needed to provide Premium Support Services, provide such records to SAP.

2.2.3 Premium Support from SAP for the Software licensed hereunder is limited to the following site(s): (1) U.S.; (2) Asia-Pacific; and (3) Europe (collectively, the “Designated Site(s)”).

2.2.4. Licensee agrees to establish and maintain [ *92 ] Competency Center(s) (“CCC”) from among the site(s) specified above within twelve months after the delivery of the Software. Each CCC must maintain an internal Help Desk to provide first level support to Licensee’s Named Users. Such internal Help Desk(s) must be staffed during Licensee’s normal working hours, but no less than eight hours a day, five days a week (excluding Licensee’s standard holidays). All Named Users may have access to SAP’s support portal however, only Licensee CCC employees are authorized to contact SAP after attempting to resolve the matter. Each CCC shall coordinate Licensee’s Modification notification and disclosure requirements and shall coordinate Licensee’s development requests. Licensee’s CCC is responsible for the administration and management of the requirements specified in the Agreement including, but not limited to, performing periodic self audits to ensure Licensee’s compliance with the license grant, maintaining master and installation data and managing the release order process. In the event Licensee does not establish and maintain CCC(s) in accordance with the above, SAP [ *93 ] reserves the right to increase [ *94 ] Licensee’s then current maintenance percentage factor then in effect. [ *95 ]

2.2.5 Premium Support Fees shall be paid annually in advance and shall be specified in Appendices to the Agreement. Premium Support Services offered by SAP may be changed annually by SAP at any time upon [ *96 ] prior written notice provided such changes to the Premium Support Services are applied to all SAP licensees receiving Premium Support Services. After Year 2, the Premium Support Fees and any limitations on increases are subject to Licensee’s compliance with the CCC requirements specified above. Licensee is required to certify their CCC in accordance with SAP’s CCC certification program. Certification may be subject to future requirements. Contact your account team for further details on this program.

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3.	Term and Termination. The term of the Premium Support Services specified herein shall be [ *97 ] from the effective date of this Schedule (“Initial Term”). Following the expiration of the Initial Term, this Schedule shall automatically renew for additional [ *98 ] terms unless terminated by either party upon [ *99 ] written notice prior to the anniversary date of this Schedule. Premium Support Services offered by SAP may only be changed after the Initial Term. [ *100 ]

Notwithstanding anything to the contrary herein, Licensee may terminate Premium Support Services and/or Maintenance Services for the Software or any third party software at any time after the Initial Term upon [ *101 ] prior written notice to SAP.

In the event of termination of Premium Support or Maintenance under this Section, Licensee shall be entitled to a pro-rata refund of prepaid Premium Support or Maintenance fees. In the event Licensee declines support services completely, whether Maintenance Services alone or in conjunction with Premium Support Services, for some period of time, and then subsequently requests or reinstates support services, SAP will invoice Licensee the accrued Premium Support Fees and/or Maintenance Fees associated with the support program Licensee wishes to reinstate for such time period plus a reinstatement fee. [ *102 ]

At its sole option, after the Initial Term, Licensee may at any time elect to change [ *103 ] Support [ *104 ] for the Software or any third party software [ *105 ] prior written notice SAP. Following any election to change to Maintenance, any prepaid but unearned [ *106 ] Support Fees will be credited to the [ *107 ] Fees applicable to future Maintenance.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

EXHIBIT A

to

PREMIUM SUPPORT SCHEDULE (“Schedule”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

Pacer International, Inc. (“Licensee”)

A narrative description of SAP’s current standard support services is attached hereto as Exhibit A solely for informational purposes.

SAP Active Global Support Services

SAP Active Global Support

SAP Active Global Support (AGS) maintains a Regional Support Center in the US, Active Global Support Americas (AGSA) which provides support services to the United States and Canada. Additionally, the AGSA Support Center is part of the global, follow-the-sun support service network that provides 24 x 7 coverage for Priority 1 (Very High) messages with the SAP Global Support Centers (GSC’s) in Austria, China, India, Ireland, Malaysia, and Spain. All Support consultants around the world utilize one real-time system that prevents replication issues from impairing SAP’s ability to serve the customer base. SAP consultants remain in communication with you throughout the process and consider your satisfaction their top priority.

SAP Active Global Support provides “Follow the Sun” support for Very High, or mission critical issues. This standard assures that there is always a fully staffed support center available to work on our customers’ critical issues. Hours/Location of SAP’s support centers is as follows:

Region: Americas*	Region: EMEA*	Region: Asia Pacific*
Mon-Fri 14:00 - 02:00	Mon-Fri 08:00 - 18:00	Mon-Fri 01:00 - 10:00
Sat-Sun 18:00 - 02:00	Sat-Sun 09:00 - 18:00	Sat-Sun 01:00 - 10:00

*	CET Central European

AGS maintains local offices in over 40 countries which are responsible for managing questions of an administrative or country-specific nature, as well as translating issues before forwarding to a GSC. Regional Support Centers are located in Australia; Brazil; Japan; Germany; Singapore; and Newtown Square, PA (US).

Maintenance (Standard Support) currently includes:

Continuous Improvement covering updates and corrections of the licensed software such as:

•

New software releases of the licensed SAP software and tools, procedures and services for upgrades. SAP supports upgrades to releases in mainstream maintenance. SAP does not support upgrades to releases in extended or customer specific maintenance, unless this is necessary as one step in a multi-step upgrade to a target release in mainstream maintenance.

•

Support Packages – correction packages to reduce the effort of implementing single corrections. Support Packages may also contain corrections to adapt existing functionality to changed legal and regulatory requirements, for example in the area of Human Resources.

•	Technology updates to support third-party operating systems and databases

•	Available ABAP source code for SAP applications and additionally released and supported function modules

•

Software Change Management, such as changed configuration settings or SAP software upgrades, is extensively supported – for example with templates for phased roll out, roadmaps, tools for client copy and entity copy, and tools for comparing and synchronizing of customizing

Problem Resolution, covering solution of customer issues by various means, such as:

•	Mission-critical support:

•	Global 24x7 message handling for messages with very high priority (See the Global Message Handling description below).

•	Global 24x7 escalation procedures – to get access to resources available to provide a solution to severe problems (See the Escalation Procedures description below).

•	Global message handling for problems related to SAP software (See the Global Message Handling description below).

•

SAP Notes – SAP’s knowledge database. SAP Notes document software errors and contain information on how to remedy, avoid and bypass these errors. SAP Notes may contain coding corrections that customers can implement into their SAP system. SAP Notes also document other problems or customer questions and recommended solutions (e.g. customizing settings).

•	SAP Note Assistant - a tool to install specific corrections and improvements to SAP software.

Quality Management, covering content, tools and services such as:

•	Monitoring tools for systems and core business processes – to optimize available resources and business processes with, for example, SAP EarlyWatch Alert and SAP Solution Manager

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

•

SAP Early Watch Alert - a monitoring tool that monitors the essential administrative areas of SAP components and keeps you up to date on their performance and stability. SAP EarlyWatch Alert is activated by the customer for each of its SAP components and runs automatically to keep you informed, so you can react to issues proactively, before they become critical. It is included in the SAP Solution Manager and it is from here that you activate it and read the weekly reports.

•	The SAP Solution Manager contains tools that monitor systems and core business processes giving a clear overview of the customer’s entire solution landscape.

•	Proactive remote services – to prevent technical problems before they occur

•

SAP GoingLive Check The SAP GoingLive Check helps customers manage technical risk to ensure optimal performance, availability and maintainability of their SAP solution. It is best used during a new implementation or when customers experience a significant increase of data and user volume. It proactively analyzes core business processes within the solution landscape to guide customers to a smooth start of production and technically robust operations afterwards. The SAP GoingLive Check consists of three service sessions – Analysis, Optimization and Verification – that are delivered by certified consultants through a remote connection. The delivery of the individual sessions takes place at key phases in the implementation project.

•

SAP GoingLive Functional Upgrade Check - supports upgrades to a new software release through a set of service sessions that analyze compatibility with the target release, identify resource bottlenecks, and check system performance on the target release. SAP GoingLive Functional Upgrade Check consists of two to three service sessions: a planning session for when customers are upgrading to SAP ERP or upgrading SAP Business Warehouse. For all upgrade projects there is an analysis session and a verification session. Certified consultants perform them through a remote connection. Productive operations will not be affected during service delivery.

•

SAP OS/DB Migration Check - supports the migration of a database or operating system of an SAP system. These sessions help to stay aligned with the migration. The SAP OS/DB Migration Check consists of three service sessions – Remote Project Audit, Analysis and Verification session – that are delivered by certified consultants through a remote connection. The delivery of the individual sessions takes place at key phases in the migration project. The Remote Project Audit session lasts not more than half a day, while the Analysis and Verification sessions have a normal duration of one day. The actual SAP OS/DB migration is not performed as part of this service.

•

SAP EarlyWatch Check - proactively analyzes the performance and reliability of the operating system, database, and entire SAP system and show potential room for improvement. The delivery of the SAP EarlyWatch Check lasts one day and is delivered by experienced service engineers over a remote connection. Two weeks before service delivery, programs run in the background of the SAP component to collect data. This data is the basis for the analysis performed by the check. The collection of data and the delivery of this service do not affect productive operations. When the analysis is complete, SAP service engineers telephone the customer’s designated contact person to discuss the actions necessary to optimize your SAP solution. All results are collected in a final report that is delivered to the customer.

•

SAP Solution Manager Preparation Service - The SAP Solution Manager Preparation Service (SMPS) verifies the basic configuration of the SAP Solution Manager and then either adjusts or recommends administrative actions if they are needed, in order to enable the SAP Solution Manager for onsite or remote service delivery. The service is can only be performed on productive SAP Solution Manager installations on release 3.2 or higher. A maximum number of 3 satellite systems per service session can be covered. The service does not cover customer-individual or enhanced configuration. The recommendations or changes described in the SMPS report must be implemented by the customer. Note: some changes might not be possible remotely and customer involvement is required. The SMPS can be delivered once per year. The service is scheduled automatically in advance of an upcoming SAP service (onsite, remote). Customers can also request the SMPS via a customer message (component XX-SER-TCC) or via the Global Support Customer Interaction center (see SAP Note 560499 for contact information). The SMPS must be ordered at least 10 working days before a planned onsite or remote service.

•	Administrative integration of distributed systems through SAP Solution Manager

•	Content and supplementary tools to increase efficiency, such as

•	Implementation methodologies and tools – best practices, Implementation Guide (IMG), Business Configuration (BC) Sets and Customizing Monitoring.

•	Test administration and automation tools based on core business processes documented in SAP Solution Manager.

Knowledge transfer and access to SAP’s Community through suitable channels, such as:

•	SAP Service Marketplace to get information and access to a variety of services and to participate in SAP’s community.

•	Access to best practices, implementation, operations and upgrade content – via SAP Solution Manager and SAP Service Marketplace

Global Message Handling

When malfunctions are reported, SAP provides support to the customer during normal business hours by providing information on how to remedy, avoid and bypass errors. The main channel for support will be the support infrastructure provided by SAP for the cooperation in problem resolution. Customers can send an error message at any time of day or night, every day of the week. All persons involved in the message solving process can call up the status at any time.

Customers enter their problem message directly into the SAP Service Marketplace or the SAP Solution Manager where it is replicated real-time into SAP’s internal call tracking system. Problem messages are dispatched automatically to the correct GSC based on:

•	Priority (the customer always sets the priority of their problem)

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

•	Component Area

•	Originating Country

•	Resource Availability

In exceptional cases, customers can also contact SAP by telephone. SAP requires that customers have a remote data transmission unit, which meets SAP’s technical specification. Support is provided exclusively to the customer’s Customer Competence Center.

Customers classify each error or defect in the Software or related Documentation and report such error or defect to SAP for correction based on the following criteria:

Priority 1 (Very High) – very serious consequences for normal business transactions and urgent, business critical work cannot be performed. This is generally caused by the following circumstances: absolute loss of a system, malfunctions of central SAP system functions in the production system, or delays to the planned production start-up or upgrade within the next 3 workdays.

Priority 2 (High) – normal business transactions are seriously affected and necessary tasks cannot be performed. This is caused by incorrect or inoperable functions in the SAP system that are required to perform such transactions and/or tasks.

Priority 3 (Medium) – normal business transactions are affected. This is caused by incorrect or inoperable functions in the SAP system.

Priority 4 (Low) – Design or documentation problem that has few or no effects on normal business transactions. The problem is caused by incorrect or inoperable functions in the SAP system that are not required daily, or are rarely used.

If a customer message is not country-specific, and does not need to be translated, it is forwarded directly to the GSC which has the expertise and available resources to provide the quickest resolution.

AGS consultants proactively communicate with customers, partners, 3rd party consultants and the internal escalations team to gather supporting information about their problem. Consultants follow through to resolution and document all problems, customer complaints and escalations.

If the customer problem is occurring as a result of a software bug, SAP Development consultants will work to resolve software bugs identified either by external customers or internal consultants. They triage the issues to the appropriate developers and provide code recommendations to resolve the issue.

Escalation Procedures

An AGS Duty Manager and a representative from the Executive Management team are available to assist in the escalation of sensitive issues. A specific team of individuals is dedicated to working with SAP’s customers so that they receive the service they need and the proper attention during critical phases of the product lifecycle.

Customer escalations can be reported directly by the customer, by SAP partners, or by SAP employees.

Prerequisites for customer escalations are:

•	The customer has reported the problem via the support system

•	The problems have to exist currently (no coming to terms with the past)

•	The customer and the SAP employee have involved the competent authorities already and exploited the “usual” channels

If a customer escalation is concerned, the AGS Escalation Manager takes on the project managers for the time of the de-escalation project and assembles a team of experts.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

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BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

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PROFESSIONAL SERVICES SCHEDULE effective September 30, 2007 (“Schedule”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

The parties agree that this Schedule is hereby annexed to and made a part of the Agreement specified above. In each instance in which provisions of this Schedule contradict or are inconsistent with the provisions of the Agreement, the provisions of this Schedule shall prevail and govern.

1.	Services. Upon request by Licensee, SAP will provide one or more employee(s) or agent(s) (“Consultant(s)”) to perform, at Licensee’s direction, consulting and professional services including support of installation and implementation of the applicable SAP Software (“Services”). Any Statement(s) of Work (“SOW”) more fully describing the project assumptions, scope, duration and fees for the Services shall reference this Schedule. All Services of the SAP Consultant(s) will be coordinated with the designated Licensee representative. Licensee is responsible for making the necessary internal arrangements to allow SAP to carry out the Services without disruption of Licensee’s internal operations.

2.	Satisfaction with Performance. If at any time Licensee or SAP is dissatisfied with the material performance of an assigned Consultant or a Licensee project team member, the dissatisfied party shall immediately report such dissatisfaction to the other party in writing and may request a replacement. The other party shall use its reasonable discretion in accomplishing any such change. The parties acknowledge and agree that it may be necessary for SAP to contract with certain subcontractors for the performance of certain of its duties hereunder. [ *108 ]

3.	Compensation of SAP. All Services will be provided by SAP on a time and expense basis at SAP’s then current rates, unless otherwise agreed by the parties in a SOW.

4.	Taxes. The fees listed in the applicable SOW do not include Taxes. If SAP is required to pay Taxes based on the Services provided under this Schedule, then such Taxes shall be billed to and paid by Licensee. This section shall not apply to Taxes based on SAP’s income or upon its property. Licensee also agrees to pay SAP for additional tax amounts if any, created by the taxability of Consultants reimbursed travel and living expenses resulting from long term assignments at Licensee’s location. [ *109 ]

5.	Work Product. Unless otherwise agreed to in writing by the parties in a SOW, SAP shall have the sole and exclusive right, title and ownership to any and all ideas, concepts, or other intellectual property rights related to the techniques, knowledge or processes of the SAP Services and deliverables, whether or not developed for Licensee. [ *110 ]

6.	Warranty. SAP warrants that its Services shall be performed consistent with generally accepted industry standards.

[ *111 ] SAP MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR ANY OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, IN CONNECTION WITH THIS SCHEDULE AND THE SERVICES PROVIDED HEREUNDER. [ *112 ]

7.	INSURANCE. SAP shall, at its sole expense, provide and maintain insurance during the Term of this Agreement consistent with the types and amounts shown below:

Workers’ Compensation	Statutory
Employer’s Liability	[ *113 ]
Comprehensive General Liability	[ *114 ]
Errors & Omissions	[ *115 ]

SAP shall provide Licensee with certificates of insurance evidencing such coverage and naming Licensee as an additional insured thereunder. Insurance evidenced by such certificates shall be considered primary over any and all other collectible insurance, and such certificates must indicate the following: “Pacer International, Inc. is an additional insured, and the insurance evidenced by this certificate shall be considered primary over any and all other collectible insurance.” The certificate holder portion must indicate the following: “Pacer International, Inc., 2300 Clayton Road, Suite 1200, Concord, CA 94520.” Nothing in this Agreement, including the fact that Licensee requires or does not require or SAP fails to maintain certain classes or types of insurance, nor the naming of Licensee as an “additional insured” shall be construed to modify SAP’s obligations hereunder nor establish a limitation of SAP’s liability (except as otherwise expressly set forth herein).

8.	Termination. The terms of this Schedule shall be effective as of the Effective Date of the Agreement and shall remain in effect until terminated by either party upon thirty (30) days prior written notice or otherwise in accordance with a particular SOW. Licensee shall be liable for payment to SAP for all Services provided prior to the effective date of any such termination, including any expenses incurred pursuant to the provision of such Services, in accord with the applicable SOW.

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9.	General Provisions.

9.1 SAP may subcontract all or part of the Services to be performed to a qualified third party unless otherwise provided in the SOW. Except as otherwise provided in Section 4 herein, SAP shall be solely responsible for withholding or paying any federal, state or local taxes or other amounts withheld from its employees’ compensation, including, but not limited to, income taxes, FICA, worker’s compensation and unemployment insurance. [ *116 ]

9.2 With respect to the Services provided by SAP under this Schedule and any SOW hereto, the relationship of SAP and Licensee is that of an independent contractor.

9.3 This Schedule, including any applicable SOWs, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties, whether written or oral, relating to the same subject matter. In the event of any inconsistencies between this Schedule and a SOW, the SOW shall take precedence over the Schedule. Any purchase order or other document issued by Licensee is for administrative convenience only.

10.	Survival. Sections 5, 6, 7, 9.1, and 11 shall survive any termination of the Schedule.

11.	Limitations of Liability and Remedies.

11.1 ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, EXCEPT FOR (I) DAMAGES RESULTING FROM UNAUTHORIZED USE OR DISCLOSURE OF PROPRIETARY INFORMATION (II) SAP’s RIGHT TO COLLECT UNPAID FEES AND (III) THE PROVISIONS OF SECTION 11.3 BELOW, UNDER NO CIRCUMSTANCES SHALL SAP, ITS CONSULTANTS OR LICENSEE BE LIABLE TO EACH OTHER OR ANY OTHER PERSON OR ENTITY FOR ANY CLAIM ARISING OUT OF AND RELATING TO THE PERFORMANCE OF SERVICES UNDER A STATEMENT OF WORK FOR AN AMOUNT OF DAMAGES IN EXCESS OF [ *117 ] HEREUNDER OR BE LIABLE IN ANY AMOUNT FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES.

11.2 Licensee’s Remedies. In the event of a breach of the warranty set forth in Section 6 of this Schedule, SAP shall, (i) re-perform the Services, at no additional cost to Licensee, within a time frame reasonable and prompt under the circumstances; or (ii) in the event re-performance of Services is not practicable, refund the fees paid to SAP for the such Services.

11.3 The foregoing limitation of liability on direct damages only does not apply to damages arising out of personal injury or death caused by the negligence or willful misconduct of SAP. In addition, the foregoing limitation of liability on direct damages only does not apply to damages arising out of tangible property damage caused by the negligence or willful misconduct of SAP up to [ *118 ].

11.4 Severability of Actions. SUBJECT TO THE TERMS OF THIS SCHEDULE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS SCHEDULE WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

11.5 Coordination of Provisions. The limitation of liability and remedies provisions contained in Section 9 of the Agreement shall not apply to Services provided pursuant to this Professional Services Schedule to the Agreement (“PSS”) or a statement of work issued pursuant to the PSS; the limitation of liability and available remedies for such Services shall be as set forth in the PSS. Furthermore, in each instance in which provisions of the PSS contradict or are inconsistent with the provisions of the Agreement, the provisions of the PSS shall prevail and govern. Additionally, in each instance in which provisions of a statement of work contradict or are inconsistent with the provisions of the PSS, the provisions of the statement of work shall prevail and govern.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

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HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Appendix 1

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Appendix is hereby annexed to and made a part of the Agreement specified above. In each instance in which provisions of this Appendix contradict or are inconsistent with the provisions of the Agreement, the provisions of this Appendix shall prevail and govern.

1.	NAMED USER DEFINITIONS:

1.1	“SAP Application Professional User” is a Named User who performs operational related roles supported by the Software and includes the rights granted under the Employee User.

1.2	“SAP Application Limited Professional User” is a Named User who is an individual who accesses the Software on behalf of Business Partners performing limited operational roles supported by the Software.

1.3	“SAP Application Employee User” is a Named User who is authorized to access read-only analytics, and provided the ERP Package is licensed, is also authorized to access the licensed Software solely for the purpose of executing the following transactions: [ *119 ] Each Employee User includes the rights granted under the ESS User and shall access the Software solely for such individual’s own purposes and not for or on behalf of other individuals.

1.4	“SAP Application Employee Self Service (ESS) User” is a Named User, and provided such is licensed to Use the SAP ERP Package, authorized to access the licensed Software solely for the purpose of executing the following HR self-services transactions: (1) employee records maintenance, (2) employee time and attendance entry, (3) employee directory. Each Employee Self Service (ESS) User shall access the Software solely for such individual’s own purposes and not for or on behalf of other individuals.

1.5	“SAP Application Developer User” is a Named User who uses development and administration tools provided with the Software for the purpose of modifying, deploying and managing SAP Software. The Developer User (1) does include the rights granted under the Employee User and (2) does not include the rights granted under the (a) Professional User and/or (b) Limited Professional User.

[ *120 ]

2.	LICENSED SOFTWARE: The Software licensed to Licensee pursuant to this Appendix consists of the components identified below and specified as being licensed (“Software”). Unless otherwise provided in this or another Appendix, only individuals licensed as Named Users hereunder are permitted to Use the SAP Software and third party Software licensed herein (including optional Software). Unless otherwise specified for a Software product licensed herein, such Use shall be in accordance with their respective Named User type and in accordance with identified licensed Level. In accordance with Section 3 of the Agreement, at SAP’s reasonable request, Licensee shall deliver to SAP a report, as defined by SAP, evidencing Licensee’s usage of the Software. SAP agrees that the initial request for such report will occur [ *121 ] following the effective date of the Agreement or [ *122 ] following the effective date of this Appendix, whichever occurs later, and will continue [ *123 ] thereafter.

Licensed SAP Software may utilize limited functionality of other SAP Software products (“SAP Runtime Software”). Unless Licensee has expressly licensed the SAP Runtime Software (under this or a separate Appendix), Licensee’s Use of such SAP Runtime Software is limited to access by and through the licensed SAP Software for the sole purpose of enabling performance of the licensed SAP Software.

There are no applicable country/language specific versions licensed by Licensee from SAP hereunder. In the event Licensee Uses the SAP Software to build and/or operate a custom developed or third party application external to the SAP environment, additional license fees may be required.

SAP CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

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HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2.1	SAP APPLICATION

2.1.1	SAP APPLICATION NAMED USERS:

Total Number of Named Users Licensed:
	SAP Application Professional	SAP Application Limited Professional	SAP Application Employee	SAP Application Employee Self Service (ESS)	SAP Application Developer	SAP Application Limited Professional – Mobile Asset Management
SAP Named Users	[ *124 ]	[ *125 ]	[ *126 ]	[ *127 ]	[ *128 ]	[ *129 ]

2.1.2	ERP OPTIONS:

“X” if Licensed	Software	License Metric	Licensed Level
X	Sales/Service Order Processing	[ *130 ]	[ *131 ]

X	Purchase Order Processing	[ *132 ]	[ *133 ]

X	Payroll Processing(2)	[ *134 ]	[ *135 ]

X	e-Recruiting	[ *136 ]	[ *137 ]

X	Financial Supply Chain Mgmt. (FSCM) Licensed FSCM Component(s): X Biller Direct X Dispute Management X Collections Management	[ *138 ]	[ *139 ]

X	Financial Supply Chain Mgmt (FSCM) – Bank Relationship Mgmt	[ *140 ]	[ *141 ]

	Financial Supply Chain Mgmt – Treasury Management and In-House Cash Licensed Component(s): X SAP Treasury and Risk Management X SAP In-House Cash	[ *142 ]	[ *143 ]

X	Environmental Health & Safety(5)	[ *144 ]	[ *145 ]

X	Learning Solution	[ *146 ]	[ *147 ]

X	Duet	[ *148 ]	[ *149 ]

(1)

Notwithstanding the requirement set forth in Section 2.1(b) of the Agreement for all individuals accessing the Software to be licensed as Named User, individuals that access the Software on behalf of Business Partners are not required to be licensed as Named Users in order to access the Sales/Service Order Processing engine solely to enter Sales/Service Orders (including the creation and update of Sales/Service Orders and status review of location of shipped goods), solely for the purpose of running Licensee’s internal business. A Named User license is required in the event Sales/Service Orders (including the creation and update of Sales/Service Orders and status review of location of shipped

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goods) are entered into the Software by individuals who are employees of Licensee or its Affiliates. Each individual order against a master order shall be considered a separate order; includes both zero value and non-zero value orders.

(2)	Excludes U.S. Payroll Tax Processing which, if licensed from SAP, must be licensed via a separate Appendix and must equal or exceed the Licensed Level for US Payroll Processing.

(3)	[ *150 ]

(4)	[ *151 ]

(5)	The Environmental Health & Safety Software does not support dangerous goods / hazardous material checks (particularly with regard to classes 1 and 7) and therefore does not deliver any such checks with its Software. The Licensee is responsible for reviewing any dangerous goods / hazardous material checks made by Using SAP Software.

(6)	[ *152 ]

(7)	[ *153 ]

2.1.2	SAP GENERIC APPLICATION PACKAGES LICENSED:

	Yes	No
ERP (8)	X	__

(8)	Required to be licensed for all Software listed below except Software identified with an “*”. Attached to this Appendix 1 as Exhibit A is the SAP ERP bill of materials which is effective as of the Effective date of this Appendix 1.

2.2	OPTIONAL CROSS INDUSTRY SOFTWARE LICENSED:

“X” if Licensed	Software	License Metric	Licensed Level
X	SAP GRC Access Control Package	[ *154 ]	[ *155 ]

(9)	[ *156 ]

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2.3	OPTIONAL INDUSTRY SOFTWARE LICENSED:

2.3.1	Logistic Service Providers Packages:

“X” if Licensed	Industry Software	License Metric	Licensed Level
X	SAP Transportation Operations for Logistic Service Providers	[ *157 ]	[ *158 ]

[ *159 ]

[ *160 ]

X	SAP Extended Warehousing and Logistics for Logistic Service Providers	[ *161 ]	[ *162 ]

[ *163 ]

[ *164 ]

X	SAP Customer Management for Logistic Service Providers *	[ *165 ]	[ *166 ]

[ *167 ]

X	SAP Customer Service for Logistic Service Providers *	[ *168 ] [ *170 ]	[ *169 ]

*	denotes an Industry Package that does not require the ERP Package

4

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2.3.2	Railway Packages:

“X” if Licensed	Industry Software	License Metric	Licensed Level
X	SAP Railcar Management (10)	[ *171 ]

		[ *172 ] [ * ]	[ *173 ]

		[ *174 ]	[ *175 ]

		[ *176 ]	[ *177 ]

(10)	SAP Railcar Management software is currently available in English language version only.

(11)	[ *178 ]

(12)	[ *179 ]

(13)	[ *180 ]

2.3.3	SAP xApps:

“X” if Licensed	Industry Software	License Metric	Licensed Level
X	SAP Global Trade Services – Export	[ *181 ] [ *183 ]	[ *182 ]

X	SAP Global Trade Services – Import	[ *184 ] [ *186 ]	[ *185 ]

2.3.4	SAP NetWeaver:

“X” if Licensed	Software	License Metric	Licensed Level
X	Exchange Infrastructure (XI) Base Engine (14)	[ *187 ]	[ *188 ]

X	Master Data Management (15)	[ *189 ] [ *191 ]	[ *190 ] [ *192 ]

X	BeX Broadcaster	[ *193 ]	[ *194 ]

X	External Community Members (16)	[ *195 ]	[ *196 ]

(14)	Exchange Infrastructure Base Engine includes use of the following Standard Technical Protocol Adapters: SAP NetWeaver Adapter for IDOCs, RFCs, File/FTP, Http(s), SOAP, JMS, JDBC, Mail Protocols (pop,imap,smtp), SAP BC Protocol to connect Software, and to non-SAP applications. Additional types of adapters are available for additional license fees.

(15)	[ *197 ]

(16)	External Community Members are either non-employees of organizations such as schools, universities, charities or governmental entities or business third parties including, but not limited to, customers, employees of distributors and suppliers solely licensed to access the Enterprise Portal software. External Community Members are not allowed to access other SAP software and their respective components. Unless otherwise specified herein, Business Partners employees participating in collaborative business scenarios that require access beyond the SAP Enterprise Portal software must be licensed as a Named User.

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HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2.4	OPTIONAL SUPPLEMENTARY SOFTWARE LICENSED:

“X” if Licensed	Supplementary Products	License Metric	Licensed Level
X	RFID Integrated for SAP ERP	[ *198 ]	[ *199 ]

X	Interactive Forms based on Adobe – Enable the Enterprise	[ *200 ]	[ *201 ]

X	Technical Adapters (III)	[ *202 ]	[ *203 ]

X	EDI Adapters Including Industry Specific Mappings (IV)	[ *204 ]	[ *205 ]

(17)	[ *206 ]

2.5	Database: MS SQL

3.	LICENSE FEE AND PAYMENT:

3.1 SOFTWARE: The total Net License Fee due and payable by Licensee for the Software specified above (excluding third party database) in the amount of [ *207 ], which amount shall be invoiced upon execution of this Appendix and is payable [ *208 ] from date of invoice.

3.2 DATABASE: The Net Fee to Licensee for the MS SQL Database specified in item 2.5 above is [ *209 ], which shall be invoiced on execution of this Appendix and is payable [ *210 ] from date of invoice.

4.	INSTALLATION: For Software to be installed on a specific Licensee or Affiliate Designated Unit within the Territory, Licensee shall provide SAP with written notice of the type/model and serial number and location of each Designated Unit and the number of Users allocated to each such Designated Unit prior to such installation. Such notice shall be in a form materially similar to Schedule 1 attached hereto and is to be sent to: SAP Contracts Department, Attention: Director of Contracts, 3410 Hillview Avenue, Palo Alto, CA 94304.

5.	DELIVERY: Delivery of the above-specified Software and Documentation is estimated to take place in September 2007. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver SAP Software [ *211 ] by making it available for download or other electronic transmission to Licensee location in: 2300 Clayton Road, Concord, CA 94520.

SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the MS SQL licensed under this Appendix by load and leave installation directly by SAP personnel on Licensee’s hardware at its location in: Concord, CA. SAP will retain possession of all tangible storage media and, upon completion of the installation process, SAP will remove the storage media from Licensee’s premises.

6.	MAINTENANCE FEE AND PAYMENT: Maintenance service offered by SAP is set forth in the Premium Support Schedule to the Agreement. Maintenance shall commence as of the first day of the month following initial delivery of the Software.

The Maintenance Fee for the Software licensed under this Appendix is priced at the then current factor in effect [ *212 ] multiplied by the then current Net License Fee for the licensed Software. The current annual Maintenance Fee for the Software licensed under this Appendix is [ *213 ].

PREMIUM SUPPORT SERVICE AND PAYMENT: Premium Support Service offered by SAP is set forth in the Premium Support Schedule to the Agreement. In addition to the Maintenance Fees described above, the annual Premium Support Service Fee is [ *214 ]. Premium Support Service Fees are subject to change [ *215 ] upon [ *216 ] notice to Licensee.

6

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HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Maintenance fees and Premium Support Fees as set forth above do not include Taxes. Maintenance Fees and Premium Support Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days from date of invoice. Any Maintenance Fees and Premium Support Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

[ *217 ]

[ *218 ] increases in Maintenance Fees and Premium Support Fees per calendar year (if any) for the Software licensed in this Appendix shall not be greater than the increase in the [ *219 ] over the [ *220 ] month period prior to such increase in Maintenance Fees and/or Premium Support Fees, [ *221 ], per [ *222 ].

[ *223 ]

7.	THIRD-PARTY DATABASE: Software licensed hereunder currently requires a third-party database, which has been licensed hereunder as a runtime version. Such runtime version shall be limited to Use by Licensee solely in conjunction with Use of the Software licensed hereunder, and cannot be used to run any third party software not licensed hereunder.

In the event Licensee uses the licensed database other than as specified above, a full license, including programming tools provided through such third-party supplier must be licensed directly from a third party database supplier.

Notwithstanding the above, the Duet Software licensed hereunder currently requires MaxDB and MS SQL Server Express Edition (third-party databases), which have been licensed hereunder as runtime versions. Such runtime versions shall be limited to Use by Licensee solely in conjunction with Use of the Duet Software licensed hereunder, and cannot be used to run any other SAP Software or third party software licensed hereunder.

8.	EXCHANGE OPTION: For a period of [ *224 ] from the effective date of this Appendix, Licensee shall have the option, once per calendar year, to exchange any number of the licensed Named Users and/or SAP Software for a [ *225 ] credit of the List Price license fees for such licensed Named Users or SAP Software under this Appendix, to be applied towards the licensing of additional Named Users and/or SAP Software that have been delivered and licensed hereunder (excluding non-discountable and third party software and Third Party Database) as set forth in this Appendix based upon the Unit List Price(s) and List Price License Fee(s). [ *226 ] Upon written notice from Licensee regarding its exercising of such exchange option, SAP will issue an Amendment to this Appendix modifying the Named User count or Software metric. [ *227 ]

9.	PUBLICITY: In consideration of the additional Software discount, upon Licensee consent which shall not be unreasonably withheld, Licensee agrees to participate in reference activities for the Software including but not limited to reference calls and stories, press testimonials, site visits, SAPPHIRE participation, etc., at times mutually agreeable to the parties. SAP will make reasonable efforts to avoid having the reference services unreasonably interfere with Licensee’s business. All reference calls and services (i) will be at such time as is reasonably convenient to Licensee; (ii) will be subject to the requirement that such references, testimonials, releases and announcements be accurate as of the time published or republished (Licensee will inform SAP if a previously published statement is no longer accurate), (iii) shall be coordinated with and the content will be subject to Licensee’s prior review and approval, which shall not be unreasonably withheld, before SAP makes any use thereof; and (iv) any use of Licensee’s name or any of its trademarks shall be consistent with Licensee’s trademark guidelines provided to SAP from time to time.

10.	OPTION TO TERMINATE: Licensee shall have until September 29, 2007, to evaluate the [ *228 ] solution licensed in this Appendix 1. In the event Licensee determines the [ *229 ] solution fails to meet its internal business needs, Licensee shall provide written notice detailing such failure to SAP by no later than September 30, 2007. Notice of such failure must be given by overnight courier service to: SAP Contracts Department, Attention: Director of Contracts, 3410 Hillview Avenue, Palo Alto, CA 94304. [ *230 ] In the event SAP does not receive written notification of termination from Licensee as specified herein by September 30, 2007, this Option to Terminate will automatically lapse and be of no further force and effect.

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HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

11.	OPTION #1 FOR ADDITIONAL SOFTWARE: For a period of [ *231 ] from the Effective Date of this Agreement, Licensee shall have the right upon written notice to SAP, and subject to written appendices to be entered into by the parties, to license additional Named Users, additional license metrics, and/or SAP software (excluding third party software, third party database, and non-discountable SAP components) in accordance with SAP’s List of Prices and Conditions in [ *232 ] less [ *233 ] percent. Licensee agrees that such additional License Fees due SAP shall be due SAP net thirty (30) days from the date of SAP invoice. Third-party software, including Third-Party Database, and other non-discountable SAP components are excluded from such discount. This option is contingent upon Licensee not being in material breach of the Agreement, including being current with all required payments, including required maintenance.

12.	OPTION #2 FOR ADDITIONAL SOFTWARE: After the expiration of item 11 Option #1 for Additional Software herein until [ *234 ], Licensee shall have the right upon written notice to SAP, and subject to written appendices to be entered into by the parties, to license additional Named Users, additional license metrics, and/or SAP software (excluding third party software, third party database, and non-discountable SAP components) in accordance with SAP’s then-current List of Prices and Conditions, less [ *235 ] percent. Licensee agrees that such additional License Fees due SAP, shall be due SAP [ *236 ] from the date of SAP invoice. Third-party software, including Third-Party Database, and other non-discountable SAP components are excluded from such discount. This option is contingent upon Licensee not being in material breach of the Agreement, including being current with all required payments, including required maintenance.

13.	SUCCESSOR PRODUCTS: If Licensee is receiving Premium Support Services or Maintenance Services hereunder [ *237 ], then Licensee will be entitled to license such functionality it previously licensed [ *238 ] excluding third-party software. If such separate product contains additional functionality, Licensee may license such functionality at a fee to be mutually agreed, not to exceed SAP’s then current SAP list price.

14.	EXECUTIVE SPONSORS: For a period of [ *239 ] from the Effective Date of this Appendix, SAP agrees to provide [ *240 ] and through the individuals defined in this Section 14, governance and consultative executive support for SAP projects and activities. The primary purpose of SAP’s participation will be for those individuals defined in this Section 14 to assist Licensee’s Executive Management in the oversight of the projects and provide the necessary support to help ensure the projects’ success and the overall success of Licensee’s SAP program. SAP agrees to provide the following individuals (or their successors or agreed upon designates) as the SAP governance team at the appropriate level and frequency as agreed to by Licensee and SAP:

•	Bill McDermott, President and CEO, SAP Americas; and

•	Chris McClain, Senior Vice President/GM Operations.

15.	SOURCE CODE: Currently, source code as updated from time to time for the application components of the Software licensed under this Appendix shall be provided (subject to Section 6.1 of the Agreement) to Licensee at the Designated Sites listed in the Premium Support Schedule.

16.	VALIDITY OF OFFER: The validity of this Appendix will expire September 30, 2007, unless sooner executed by Licensee, or extended in writing by SAP.

8

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Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	10/2/07

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Schedule 1 to Appendix 1

Designated Unit Information

1.	Name of Licensee or Affiliate where Designated Unit is located: _______________________________

2.	Designated Unit(s) to be identified by Licensee to SAP in writing.

Type/Model No.:

Serial No.:

Location of Designated Unit:

Telephone Number:

Software Delivery Contact Person:

3.

Hardware Information		Operating System		Database*
Manufacturer	Model	Manufacturer	Release	Manufacturer	Release

*	Note: When Database is licensed from the vendor directly, insert P.O. Number , Invoice Number and Date

Name	Date

Title

(Licensee)

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Exhibit A

SAP ERP Bill of Materials

This bill of materials is being attached for informational purposes only. Nothing in this bill of materials limits SAP’s development of Software enhancements to SAP ERP or new products which may at SAP’s sole discretion be licensed separately for additional license fees and this bill of materials is not a commitment that such functionality, in its current form, will be in future versions or releases of the software. For all Software licensed separately by SAP including but not limited to Optional Packages and Industry Specific Solutions, the parties agree to execute separate Appendices at mutually agreed upon pricing and terms.

SAP ERP, Financials

[ *241 ]

SAP ERP, Human Resources

[ *242 ]

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Operations – Customer Relationship Management (CRM) related

[ *243 ]

Operations – Supply Chain Management (SCM) related

[ *244 ]

Operations – Product Lifecycle Management (PLM) related

[ *245 ]

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Appendix 2

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Appendix is hereby annexed to and made a part of the Agreement specified above. The following Articles and Provisions of the Agreement are specifically incorporated herein by reference: 1 (Definitions), 2 (License Grant), 4 (Price and Payment), 5 (Term), 6.1 (Protection of Proprietary Information), 7.2 (Express Disclaimer), 9 (Limitation of Liability), 10 (Assignment) and 11 (General Provisions). Unless stated otherwise herein, all other provisions of the Agreement are specifically excluded with respect to this Appendix. In each instance in which provisions of this Appendix contradict or are inconsistent with the incorporated provisions of the Agreement, the provisions of this Appendix shall prevail and govern.

1.	LICENSE GRANT:

1.1	Software licensed by Licensee from SAP hereunder (“RWD software”) is as follows:

SAP Productivity Pak by RWD (“PP”) and SAP Productivity Pak Help Launchpad by RWD (”Launchpad”)

LICENSED:

NUMBER of [ *246 ]
[ *247 ]
[ *248 ]*
SAP Productivity Pak by RWD	[ *249 ]
SAP Productivity Pak Help Launchpad by RWD	[ *250 ]
* [ *251 ]

1.2	DATABASE:

X	DATABASE INTERFACE for PP

and

    X         DATABASE for Launchpad: MS SQL

2.	LICENSE FEE AND PAYMENT:

2.1 RWD SOFTWARE: The Net License Fee to Licensee for the RWD Software specified above (excluding third party database) is [ *252 ], which shall be invoiced on execution of this Appendix, and is payable [ *253 ] from date of invoice.

2.2 DATABASE: The Net License Fee to Licensee for the MS SQL Database specified in item 1.2 above is [ *254 ], which shall be invoiced on execution of this Appendix, and is payable [ *255 ] from date of invoice.

2.3 In the event Licensee exceeds the License Grant specified herein, and/or Licensee desires to expand the License Grant specified herein to include additional Affiliates, divisions or business units not identified herein Licensee agrees to provide written notice to SAP. SAP reserves the right to modify the Agreement to reflect such increase in the License Grant, recalculate the Net License Fee and Maintenance Fee accordingly and invoice Licensee for such increased license and maintenance fees based on SAP’s then current pricing in effect.

In accordance with Section 3 of the Agreement, upon SAP’s reasonable request, Licensee shall deliver to SAP a report, as defined by SAP, evidencing Licensee’s usage of the RWD software licensed under this Agreement.

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3.	INSTALLATION: For the RWD software to be installed at a specific Licensee and/or Affiliate site within the Territory, Licensee shall provide SAP with written notice of the location of each computer and the number of Users, licensed in Section 1, allocated to each such device within [ *256 ] of the use of such device. Such notice shall be sent to: SAP Contract Department, Attention: Contracts Director, 3410 Hillview Avenue, Palo Alto, CA 94304. Licensee shall be responsible for installation of the RWD software.

4.	DELIVERY: Delivery of the above-specified RWD software and its documentation is estimated to take place in September 2007. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the RWD software licensed under this Appendix by making it available for download or other electronic transmission to Licensee’s location at: 2300 Clayton Road, Concord, CA 94520.

SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the MS SQL licensed under this Appendix by load and leave installation directly by SAP personnel on Licensee’s hardware at its location in: Concord, CA SAP will retain possession of all tangible storage media and, upon completion of the installation process, SAP will remove the storage media from Licensee’s premises.

5.	MAINTENANCE FEE AND PAYMENT:

5.1 To the degree RWD makes such maintenance services generally available to SAP, Licensee may request and SAP shall provide maintenance service (“Maintenance”) with respect to the RWD software, so long as Licensee is subscribing for and paying for Maintenance. Maintenance currently includes the delivery of releases and versions of the RWD software made available to SAP, support via telephone, coordination of defect correction with RWD, and SAP’s support portal. Maintenance, from SAP, for the RWD software licensed hereunder is limited to the United States sites previously identified in the Agreement and related Appendices. Notwithstanding anything to the contrary in the Agreement, Licensee acknowledges RWD's standard hours of maintenance service are Monday through Friday, 8:30 a.m. to 5:30 p.m., eastern standard time, except for holidays as observed by RWD; further, Licensee acknowledges that for each release, RWD will offer maintenance services through SAP only for the most recent version and the version immediately prior thereto. After a new release becomes commercially available, RWD will provide maintenance services through SAP only for [ *257 ]. In order to receive Maintenance hereunder, Licensee must make all required remote support connections to each Designated Unit, at its expense, as requested by SAP.

In the event RWD (i) changes in any material adverse manner the nature of Maintenance available from RWD to SAP or (ii) does not make available to SAP new releases and versions of the Software made available by RWD to its customers under direct maintenance generally, such change or non availability shall be deemed a “Material Maintenance Change”.

Licensee shall appoint no more than 5 individuals who are knowledgeable in the operation of the RWD software to serve as primary contacts in the event that Licensee needs to contact RWD for support. The identification and number of Key Users will be specified in Schedule 1 to this Appendix. All of Licensee’s support inquiries shall be initiated solely through these Key Users. Licensee shall have the right to appoint substitute individuals to serve as Key Users provided the names of the new individuals and the individuals being substituted are communicated to SAP in writing. Licensee shall have the right to appoint additional individuals to serve as Key Users upon mutual agreement of the Licensee and SAP.

5.2 Maintenance at such United States site(s) shall commence upon the [ *258 ] following initial delivery of the RWD software. Maintenance Fees for the software licensed under this Appendix, for the total number of Users specified above, is [ *259 ] per year. Maintenance fees are subject to change upon [ *260 ] written notice to Licensee. Maintenance fees set forth above do not include Taxes. [ *261 ] provided the maintenance fee terms of SAP’s reseller arrangement with RWD remains unchanged, increases in Maintenance Fee per year for the RWD Software licensed under this Appendix shall not exceed the previous year’s maintenance fees adjusted by the change in the [ *262 ] over the [ *263 ] month period prior to such increase in maintenance fees, [ *264 ].

2

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5.3 In the event Licensee elects not to commence Maintenance upon the [ *265 ] following initial delivery of the RWD software, or Maintenance is otherwise declined for some period of time, and is subsequently requested or reinstated, SAP will invoice Licensee the accrued maintenance service fees associated with such time period [ *266 ]. In the event of a Material Maintenance Change Licensee may, at its option, elect to terminate Maintenance immediately upon [ *267 ] written notice to SAP. In such event, SAP will refund to Licensee a pro rata portion of the prepaid but unearned Maintenance Fee. Nothing herein prohibits Licensee from seeking Maintenance for the Software directly with RWD, and SAP will not enforce any provision in any agreement with RWD to the contrary.

5.4 [ *268 ]

6.	LIMITATION OF LIABILITY: In no event shall SAP’s total liability for damages of [ *269 ] licensed hereunder exceed [ *270 ] the Net License Fee identified in Section 2 hereof.

7.	THIRD-PARTY DATABASE:

7.1 For PP: The PP software licensed hereunder currently requires a MS SQL database product, which is a third party product, and which has either been integrated or pre-installed as part of the PP software, or which must be installed to Use the PP software. If integrated, the third party database product functionality as integrated in the PP software may differ from a non-integrated third party database product. Any third party database product is subject to its respective third party vendor License Agreement. This Appendix does not contain a license to use any third party database product, even if integrated, to run PP. Licensee has no right to use and is not licensed to use any copy of the third party database with PP until Licensee has executed the Agreement, this Appendix, and a third party database license agreement for the applicable third party database. Upon request, Licensee shall provide to SAP the invoice number and/or license number and corresponding date for the third party database.

SAP makes no representations or warranties as to the terms of any license or the operation of any third-party database licensed or obtained directly from a third party supplier by Licensee. Licensee is responsible for support and maintenance of the third-party database licensed from a third party supplier, and SAP has no responsibility in this regard.

7.2 For Launchpad: The Launchpad software licensed hereunder currently requires a third-party database, which has been licensed hereunder as a runtime version. Such runtime version shall be limited to Use by Licensee for Productive and Non-Productive Use of the Launchpad software licensed hereunder. In the event Licensee uses the licensed database other than as specified above, a full license, including programming tools provided through such third-party supplier must be licensed directly from a third party database supplier.

8.	GENERAL PROVISIONS:

8.1 Warranty. Subject to conditions and limitations [ *271 ], SAP warrants that the RWD Software will substantially conform to the functional specifications contained in the RWD Software Documentation [ *272 ] following Delivery (the “Warranty Period”) when Used without material alteration on the Designated Unit(s). SAP’s warranty is subject to Licensee providing SAP necessary access, including remote access, to the RWD Software. Licensee shall provide SAP with sufficient test time and support on Licensee’s Designated Unit(s) to correct the defect.

8.2 Warranty Remedy. Licensee’s [ *273 ] remedies for any damages or loss connected with a breach of the warranty provided in Section 8.1 hereof, whether due to SAP’s negligence or breach of any other duty, shall be, at [ *274 ] option, for SAP: (i) to bring the performance of the RWD Software into substantial compliance with the functional specifications within a reasonable time; or (ii) return an appropriate portion of any payment made by Licensee with respect to the applicable portion of the RWD Software, not to exceed the License Fees paid under this Appendix.

8.3. Indemnification. [ *275 ], SAP shall defend and indemnify Licensee against all costs and damages, including reasonable attorneys’ fees, reasonably incurred by Licensee in the defense of any claim brought against Licensee in the Territory by third parties alleging that Licensee’s Use of the RWD Software and RWD Software Documentation infringes: (i) any United States patent; or (ii) a copyright; or (iii) trade secret rights. Licensee shall promptly notify SAP in writing of any

3

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

such claim and SAP shall be permitted to control fully the defense and any settlement of such claim as long as such settlement shall not include a financial obligation on Licensee. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to SAP. If use of the most current version or release would have avoided the infringement, any indemnification shall be conditioned on the allegedly infringing RWD Software and RWD Documentation being the most recent version or release thereof made available via Maintenance at the time of such alleged infringement.

8.4 Sole and Exclusive Remedy. THE PROVISIONS OF SECTION 8.3 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF SAP TO LICENSEE, AND IS LICENSEE’S SOLE REMEDY AGAINST SAP, WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS BY THE RWD SOFTWARE

9.	OPTION FOR RWD SOFTWARE: For a period of [ *276 ] from the effective date of this Appendix, Licensee shall have the right upon written notice to SAP, and subject to written appendices to be entered into by the parties, to license additional quantities of RWD third party software provided that SAP has the right to license such third party software and that the pricing terms of its reseller agreement with such third party software vendor are the same as they are as of the date of this Appendix. The License Fees for such third party software shall be in accordance with SAP’s list price then currently in effect, discounted by [ *277 ]. This option is additionally contingent upon Licensee not being in material breach of the Agreement, including being current with all required payments, including required maintenance.

10.	VALIDITY OF OFFER: The validity of this Appendix will expire September 30, 2007, unless sooner executed by Licensee, or extended in writing by SAP.

4

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	10/2/07

5

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Schedule 1 to Appendix 2

Software and User Allocation

Licensee — please assist with inserting this information

Contact Data

Customer Name:

*Shipping Address:

City/State/Zip:

Contact Name:

Contact Phone Number:	Contact Fax Number:

Contact E-Mail Address:

*	Shipping address must be a street address, PO Box is not sufficient.

Products Licensed:

	NUMBER of LICENSED SAP Professional and Limited Professional USERS	NUMBER of LICENSED SAP Employee USERS
SAP Productivity Pak by RWD

SAP Productivity Pak Help Launchpad by RWD

Current SAP Release:	Microsoft Windows Version:

Microsoft Office Version:	SAP GUI Version:

Account Executive Name:		Phone No.: Fax No.:

Date Form Completed:	Contract Start Date:	Maint. Start Date:
Maint Fee:

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Redwood Appendix

Appendix 3

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Appendix is hereby annexed to and made a part of the Agreement specified above. The following Articles and Provisions of the Agreement are specifically incorporated herein by reference: 1 (Definitions), 2 (License Grant), 4 (Price and Payment), 5 (Term), 6.1 (Protection of Proprietary Information), 7.2 (Express Disclaimer), 9 (Limitation of Liability), 10 (Assignment) and 11 (General Provisions). Unless stated otherwise herein, all other provisions of the Agreement are specifically excluded with respect to this Appendix. In each instance in which provisions of this Appendix contradict or are inconsistent with the incorporated provisions of the Agreement, the provisions of this Appendix shall prevail and govern.

1.	LICENSE GRANT:

1.1 SAP Central Job Scheduling by Redwood (“Redwood Software”): The software licensed to Licensee pursuant to this Appendix consists of Redwood Software for Use for job scheduling of third party applications. Licensee may not exceed the process server level specified below for the Redwood Software (“Level”). Only Named Users licensed under Appendices to the Agreement are permitted to Use the Redwood Software. Such Use shall be in accordance with their respective Named User types.

NUMBER OF [ *278 ]*: [ *279 ] (“Level”)

* [ *280 ]

1.2 Oracle database interface: X (actual Oracle database must be licensed directly by Licensee from Oracle)

2.	LICENSE FEE AND PAYMENT:

2.1 REDWOOD SOFTWARE: The Net License Fee to Licensee for the Redwood Software specified above (excluding third party database) is [ *281 ], which shall be invoiced on execution of this Appendix, and is payable [ *282 ] from date of invoice.

In the event Licensee exceeds the Level of the License Grant specified herein and/or Licensee desires to expand the Level of the License Grant specified herein, Licensee agrees to provide written notice to SAP. SAP reserves the right, subject to SAP’s right to continue to license the Redwood Software, to amend the Agreement to reflect such increase in the Level of the License Grant, to recalculate the Net License Fee and Maintenance Fee accordingly and to invoice Licensee for such increased license and Maintenance Fees based on SAP’s then current pricing in effect.

In accordance with Section 3 of the Agreement, upon SAP’s reasonable request, Licensee shall deliver to SAP a report, as defined by SAP, evidencing Licensee’s usage of the Redwood Software licensed under this Agreement.

3.	INSTALLATION: For the Redwood Software to be installed at a specific Licensee and/or Affiliate site within the Territory, Licensee shall provide SAP with written notice of the location of each computer and the number of Named Users allocated to each such device within [ *283 ] of the use of such device. Such notice shall be in a form materially similar to Schedule 1 attached hereto and is to be sent to: SAP Contract Department, Attention: Director of Contracts, 3999 West Chester Pike, Newtown Square PA 19073. Licensee shall be responsible for installation of the Redwood Software.

4.	DELIVERY: Delivery of the above-specified Software and Documentation is estimated to take place in September 2007. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver SAP Software and Maintenance by making it available for download or other electronic transmission to Licensee location in: 2300 Clayton Road, Concord, CA 94520.

5.	MAINTENANCE FEE AND PAYMENT:

5.1 To the degree Redwood Distribution Services B.V. makes such services generally available to SAP, Licensee may request and SAP shall provide maintenance service (“Maintenance”) with respect to the Redwood Software. Maintenance currently includes the delivery of releases and versions of the Redwood Software made available to SAP, support via telephone, coordination of defect correction with Redwood, and

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SAP’s support portal. Maintenance, from SAP, for the Redwood Software licensed hereunder is limited to the sites previously identified in the Agreement and related Appendices. In order to receive Maintenance hereunder, Licensee must make all required remote support connections to each Designated Unit, at its expense, as requested by SAP.

In the event Redwood (i) changes in any material adverse manner the nature of Maintenance available from Redwood to SAP or (ii) does not make available to SAP new releases and versions of the Software made available by Redwood to its customers under direct maintenance generally, such change or non availability shall be deemed a “Material Maintenance Change”.

5.2 Maintenance shall commence on the first day of the month following initial delivery of the Redwood Software. The Maintenance Fee for the Redwood Software licensed under this Appendix is priced at the then current factor in effect [ *284 ] multiplied by the then current Net License Fee for the licensed Redwood Software. The current annual Maintenance Fee for the Redwood Software licensed under this Appendix is [ *285 ]. Maintenance Fees are subject to change [ *286 ] upon [ *287 ] prior written notice to Licensee. Maintenance fees set forth above do not include Taxes. Maintenance Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days. Any Maintenance Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

In addition to the Maintenance Fees described above, the annual Premium Support Service Fee is [ *288 ]. Premium Support Service Fees are subject to change once during a calendar year upon [ *288.1 ] prior written to Licensee. Premium Support Service Fees set forth above do not include Taxes. Premium Support Service Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days from date of invoice. Any Premium Support Service Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

[ *289 ] provided the maintenance and support fee terms of SAP’s reseller arrangement with Redwood remains unchanged, increases in Maintenance Fee or Premium Support Service Fee per year for the Redwood Software licensed under this Appendix shall not exceed the previous year’s maintenance fees adjusted by the change in the [ *290 ] over the [ *291 ] month period prior to such increase in maintenance fees, [ *292 ].

Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

5.3 In the event Licensee elects not to commence Maintenance upon the first day of the month following initial delivery of the Redwood Software, or Maintenance is otherwise declined for some period of time, and is subsequently requested or reinstated, SAP will invoice Licensee the accrued Maintenance Fees associated with such time period [ *293 ].

5.4 In the event of a Material Maintenance Change Licensee may, at its option, elect to terminate Maintenance immediately [ *294 ] written notice to SAP. In such event, SAP will refund to Licensee a pro rata portion of the prepaid but unearned Maintenance Fee and Premium Support Service Fee. Nothing herein prohibits Licensee from seeking Maintenance for the Software directly with Redwood, and SAP will not enforce any provision in any agreement with Redwood to the contrary.

5.5 [ *295 ]

6.	THIRD-PARTY DATABASE AND OTHER THIRD PARTY SOFTWARE:

6.1 The Redwood Software licensed hereunder requires an Oracle database product, which is a third-party product, and which has either been integrated or pre-installed as part of the Redwood Software, or which must be installed to Use the Redwood Software. The Oracle database product functionality as integrated in the Redwood Software may differ from a non-integrated Oracle database product. The Oracle database product is subject to its respective Oracle license agreement. This Appendix or Agreement does not contain a license to use the integrated Oracle database product. Licensee has no right to use and is not licensed to use the copy of the Oracle database until Licensee has executed the Agreement, this Appendix and execute an Oracle license agreement for the Oracle database. Upon request, Licensee shall provide to SAP the invoice number and/or license number and corresponding date for the Oracle party database.

SAP makes no representations or warranties as to the terms of any license or the operation of any third-party database obtained directly from a third party supplier by Licensee. Licensee is responsible for support and maintenance of the third-party database licensed from a third party supplier, and SAP has no responsibility in this regard.

2

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

7.	LIMITATION OF LIABILITY: In no event shall SAP’s or its Licensors’ total liability for damages [ *296 ] arising from or related to the [ *297 ] exceed [ *297.1 ] the Net License Fee identified in Section 2 hereof.

8.	GENERAL PROVISIONS:

8.1 Warranty. Subject to conditions and limitations [ *298 ], SAP warrants that the Redwood Software will substantially conform to the functional specifications contained in the Redwood Software Documentation for [ *299 ] following Delivery (the “Warranty Period”) when Used without material alteration on the Designated Unit(s). SAP’s warranty is subject to Licensee providing SAP necessary access, including remote access, to the Redwood Software. Licensee shall provide SAP with sufficient test time and support on Licensee’s Designated Unit(s) to correct the defect.

8.2 Warranty Remedy. Licensee’s [ *300 ] remedies for any damages or loss in any way connected with a breach of the warranty provided in Section 8.1 hereof, whether [ *301 ], shall be, at [ *302 ] option, for SAP to: (i) bring the performance of the Redwood Software into substantial compliance with the functional specifications within a reasonable time; or (ii) return an appropriate portion of any payment made by Licensee with respect to the applicable portion of the Redwood Software, not to exceed the License Fees paid under this Appendix.

8.3. Indemnification. [ *303 ] SAP shall defend and indemnify Licensee against all costs and damages, including reasonable attorneys’ fees, reasonably incurred by Licensee in the defense of any claim brought against Licensee in the Territory by third parties alleging that Licensee’s Use of the Redwood Software and Redwood Software Documentation infringes: (i) any United States patent; or (ii) a copyright; or (iii) trade secret rights. Licensee shall promptly notify SAP in writing of any such claim and SAP is permitted to control fully the defense and any settlement of such claim as long as such settlement shall not include a financial obligation on Licensee. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to SAP. If use of the most current version or release would have avoided the infringement, any indemnification shall be conditioned on the allegedly infringing Redwood Software and Redwood Documentation being the most recent version or release thereof made available via Maintenance at the time of such alleged infringement.

8.4 Sole and Exclusive Remedy. THE PROVISIONS OF SECTION 8.3 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF SAP TO LICENSEE, AND IS LICENSEE’S SOLE REMEDY AGAINST SAP, WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS BY THE REDWOOD SOFTWARE.

9.	OPTION FOR REDWOOD SOFTWARE: For a period of [ *304 ] from the effective date of this Appendix, Licensee shall have the right upon written notice to SAP, and subject to written appendices to be entered into by the parties, to license additional quantities of Redwood third party software provided that SAP has the right to license such third party software and that the pricing terms of its reseller agreement with such third party software vendor are the same as they are as of the date of this Appendix. The License Fees for such third party software shall be in accordance with SAP’s list price then currently in effect, discounted by [ *305 ]. This option is additionally contingent upon Licensee not being in material breach of the Agreement, including being current with all required payments, including required maintenance.

10.	VALIDITY OF OFFER: The validity of this Appendix will expire September 30, 2007, unless sooner executed by Licensee, or extended in writing by SAP.

3

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	10/2/07

4

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Redwood Appendix

Schedule 1 to Appendix 3

Designated Unit Information

1.	Name of Licensee or Affiliate where Designated Unit is located: _______________________________

2.	Designated Unit(s) to be identified by Licensee to SAP in writing.

Type/Model No.:

Serial No.:

Location of Designated Unit:

Telephone Number:

Software Delivery Contact Person:

3.

Hardware Information		Operating System		Database*
Manufacturer	Model	Manufacturer	Release	Manufacturer	Release
Oracle

*	Note: When Database is licensed from the vendor directly, insert P.O. Number , Invoice Number and Date

Name	Date

Title

(Licensee)

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Mercury Appendix

Appendix 4

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Appendix is hereby annexed to and made a part of the Agreement specified above. The following Articles and Provisions of the Agreement are specifically incorporated herein by reference: 1 (Definitions), 2 (License Grant), 4 (Price and Payment), 5 (Term), 6.1 (Protection of Proprietary Information), 7.2 (Express Disclaimer), 9 (Limitation of Liability), 10 (Assignment) and 11 (General Provisions). Unless stated otherwise herein, all other provisions of the Agreement are specifically excluded with respect to this Appendix. In each instance in which provisions of this Appendix contradict or are inconsistent with the incorporated provisions of the Agreement, the provisions of this Appendix shall prevail and govern.

1.	LICENSE GRANT:

1.1	“Mercury Software” shall mean, if specified below in this Section 1.1 as licensed, Mercury LR Software (as defined below) and/ or Mercury QC Software (as defined below). The Mercury Software licensed by Licensee from SAP hereunder is as follows:

  “X” if

Licensed

X	SAP Loadrunner™ by Mercury (“Mercury LR Software”): Notwithstanding anything to the contrary herein or in the Agreement, Licensee’s Use of the Mercury LR Software is limited solely to testing or monitoring pre-production SAP Software for up to the [ *306 ] in quality assurance and similar environments, and may only be used only on a single server. For the purposes of this Appendix, the phrase [ *307 ] means [ *308 ]. Only individuals licensed under the Agreement as Named Users of SAP Software (“SAP Named Users”) are permitted to Use the Mercury LR Software licensed hereunder. SAP Named Users are permitted to Use the Mercury LR Software licensed hereunder solely in conjunction with SAP Software licensed under the Agreement in accordance with such individuals respective User type.

Number of [ *309 ] for Mercury LR Software

[ *310 ] (“Virtual User Limit”)

X	SAP Quality Center™ by Mercury (“Mercury QC Software”): Notwithstanding anything to the contrary herein or in the Agreement, Licensee’s Use of the Mercury QC Software is limited solely to having the number [ *311 ] listed below [ *312 ] Use the Mercury QC Software for testing or monitoring pre-production SAP Software only in quality assurance and similar environments. Any individuals that Use the Mercury QC Software must be licensed as a [ *313 ]. [ *314 ] shall not have the right to Use any other SAP or third party software under the Agreement unless they are expressly licensed under a separate Appendix as a Named User of such software.

Number of [ *315 ] for Mercury QC Software

[ *316 ] (“Tester User Limit for Quality Center”)

1.2	RUNTIME DATABASE: MS SQL Server

2.	LICENSE FEE AND PAYMENT: The Net License Fee due and payable by Licensee for the Mercury Software licensed in Section 1 above is the amount of [ *317 ], which amount shall be invoiced upon execution of this Appendix and is payable net [ *318 ] of the date of invoice.

In the event Licensee exceeds the License Grant specified herein, and/or Licensee desires to expand the License Grant specified herein, Licensee agrees to provide written notice to SAP. SAP reserves the right, subject to SAP’s right to continue to license the Mercury Software to modify the Agreement to reflect such increase in the License Grant, recalculate the Net License Fee and Maintenance Fee accordingly and invoice Licensee for such increased license and maintenance fees based on SAP’s then current pricing in effect.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

In accordance with Section 3 of the Agreement, upon SAP’s reasonable request, Licensee shall deliver to SAP a report, as defined by SAP, evidencing Licensee’s usage of the Mercury Software licensed under this Agreement.

3.	INSTALLATION: For the Mercury Software to be installed at a specific Licensee and/or Affiliate site within the Territory, Licensee shall provide SAP with written notice of the location of each computer and the number of Named Users allocated to each such device within [ *319 ] of the use of such device. Such notice shall be in a form materially similar to Schedule 1 attached hereto and is to be sent to: SAP Contract Department, Attention: Director of Contracts, 3999 West Chester Pike, Newtown Square PA 19073. Licensee shall be responsible for installation of the Mercury Software.

4.	DELIVERY: Delivery of the above-specified Mercury Software and its documentation is estimated to take place in September, 2007. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the Mercury Software and its documentation licensed under this Appendix by making it available for download or other electronic transmission to Licensee or by load and leave installation directly by SAP personnel on Licensee’s computers at its location in Concord, CA.

SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the MS SQL licensed under this Appendix by load and leave installation directly by SAP personnel on Licensee’s hardware at its location in: Concord, CA SAP will retain possession of all tangible storage media and, upon completion of the installation process, SAP will remove the storage media from Licensee’s premises.

5.	MAINTENANCE FEE AND PAYMENT:

5.1 To the degree Mercury Systems, Inc. makes such services generally available to SAP, Licensee may request and SAP shall provide maintenance service (“Maintenance”) with respect to the Mercury Software. Maintenance currently includes the delivery of releases and versions of the Mercury Software made available to SAP, support via telephone, coordination of defect correction with Mercury, and SAP’s support portal. Maintenance, from SAP, for the Mercury Software licensed hereunder is limited to the sites previously identified in the Agreement and related Appendices. In order to receive Maintenance hereunder, Licensee must make all required remote support connections to each Designated Unit, at its expense, as requested by SAP.

In the event Mercury (i) changes in any material adverse manner the nature of Maintenance available from Mercury to SAP or (ii) does not make available to SAP new releases and versions of the Software made available by Mercury to its customers under direct maintenance generally, such change or non availability shall be deemed a “Material Maintenance Change”.

5.2 Maintenance shall commence upon the first day of the month following initial delivery of the Mercury Software. The Maintenance Fee for the Mercury Software licensed under this Appendix is priced at the then current factor in effect [ *320 ] multiplied by the then current Net License Fee for the licensed Mercury Software. The current annual Maintenance Fee for the Mercury Software licensed under this Appendix is [ *321 ].

In addition to the Maintenance Fees described above, the annual Premium Support Service Fee is [ *322 ].

[ *323 ] provided the maintenance and support fee terms of SAP’s reseller arrangement with Mercury remains unchanged, increases in Maintenance Fee and Premium Support Fee per year for the Mercury Software licensed under this Appendix shall not exceed the previous year’s maintenance fees adjusted by the change in the [ *324 ] over the [ *325 ] month period prior to such increase in maintenance fees, [ *326 ].

Maintenance Fees and Premium Support Fees are subject to change once during a calendar year upon [ *327 ] prior written notice to Licensee. Maintenance fees and Premium Support Fees set forth above do not include Taxes. Maintenance Fees and Premium Support Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days. Any Maintenance Fees and Premium Support Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

2

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5.3 In the event Licensee elects not to commence Maintenance upon the first day of the month following initial delivery of the Mercury Software, or Maintenance is otherwise declined for some period of time, and is subsequently requested or reinstated, SAP will invoice Licensee the accrued Maintenance Fees associated with such time period [ *328 ].

5.4 In the event of a Material Maintenance Change Licensee may, at its option, elect to terminate Maintenance immediately upon [ *329 ] written notice to SAP. In such event, SAP will refund to Licensee a pro rata portion of the prepaid but unearned Maintenance Fee and Premium Support Service Fee. Nothing herein prohibits Licensee from seeking Maintenance for the Software directly with Mercury, and SAP will not enforce any provision in any agreement with Mercury to the contrary.

5.5 [ *330 ]

6.	THIRD-PARTY DATABASE: Mercury QC Software licensed hereunder currently requires a third-party database, which has been licensed hereunder as a runtime version. Such runtime version shall be limited to Use by Licensee solely in conjunction with Use of the Mercury QC Software licensed hereunder, and cannot be used to run any software not licensed hereunder. In the event Licensee uses the licensed database other than as specified above, a full license, including programming tools provided through such third-party supplier must be licensed directly from a third party database supplier.

7.	LIMITATION OF LIABILITY: In no event shall SAP’s total liability for damages [ *331 ] arising from or related to the [ *332 ] exceed an amount equal to [ *333 ] the Net License Fee identified in Item 2 hereof.

8.	GENERAL PROVISIONS:

8.1 Warranty. Subject to conditions and limitations [ *334 ], SAP warrants that the Mercury Software will substantially conform to the functional specifications contained in the Mercury Software Documentation for [ *335 ] following Delivery (the “Warranty Period”) when Used without material alteration on the Designated Unit(s). SAP’s warranty is subject to Licensee providing SAP necessary access, including remote access, to the Mercury Software. Licensee shall provide SAP with sufficient test time and support on Licensee’s Designated Unit(s) to correct the defect.

8.2 Warranty Remedy. Licensee’s [ *336 ] remedies for any damages or loss in any way connected with a breach of the warranty provided in Section 8.1 hereof, whether due to [ *337 ], shall be, at [ *338 ] option, for SAP to: (i) bring the performance of the Mercury Software into substantial compliance with the functional specifications; or (ii) return an appropriate portion of any payment made by Licensee with respect to the applicable portion of the Mercury Software, not to exceed the License Fees paid under this Appendix.

8.3. Indemnification. [ *339 ] SAP shall defend and indemnify Licensee against all costs and damages, including reasonable attorneys’ fees, reasonably incurred by Licensee in the defense of any claim brought against Licensee in the Territory by third parties alleging that Licensee’s Use of the Mercury Software and Mercury Software Documentation infringes: (i) any United States patent; or (ii) a copyright; or (iii) trade secret rights. Licensee shall promptly notify SAP in writing of any such claim and SAP is permitted to control fully the defense and any settlement of such claim as long as such settlement shall not include a financial obligation on Licensee. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to SAP. If use of the most current version or release would have avoided the infringement, any indemnification shall be conditioned on the allegedly infringing Mercury Software and Mercury Documentation being the most recent version or release thereof made available via Maintenance at the time of such alleged infringement.

8.4 Sole and Exclusive Remedy. THE PROVISIONS OF SECTION 8.3 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF SAP TO LICENSEE, AND IS LICENSEE’S SOLE REMEDY, WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS BY THE MERCURY SOFTWARE.

3

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

9.	VALIDITY OF OFFER: The validity of this Appendix will expire September 30, 2007, unless sooner executed by Licensee, or extended in writing by SAP.

Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	10/2/07

4

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Schedule 1 to Appendix 4

Server Information

Licensee Name:

Licensee Software Recipient (“LSR”) Name:

LSR Phone Number:

LSR Fax Number:

LSR e-mail Address:

LSR Address/server location:                                          (must match address shown in Delivery Section (4) of this Appendix).

Name	Date

Title

(Licensee)

5

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Open Text Appendix

Appendix 5

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Appendix is hereby annexed to and made a part of the Agreement specified above. The following Articles and Provisions of the Agreement are specifically incorporated herein by reference: 1 (Definitions), 2 (License Grant), 4 (Price and Payment), 5 (Term), 6.1 (Protection of Proprietary Information), 7.2 (Express Disclaimer), 9 (Limitation of Liability), 10 (Assignment) and 11 (General Provisions). Unless stated otherwise herein, all other provisions of the Agreement are specifically excluded with respect to this Appendix. In each instance in which provisions of this Appendix contradict or are inconsistent with the incorporated provisions of the Agreement, the provisions of this Appendix shall prevail and govern.

1.	LICENSE GRANT:

1.1 SAP Document Access by Open Text (“Open Text Software”): The software licensed to Licensee pursuant to this Appendix consists of the Open Text Software. Subject to the licensed Levels set forth below, only [ *340 ] are permitted to Use the Open Text Software licensed hereunder. Such Use shall be in accordance with their respective [ *341 ].

Number of [ *342 ] licensed to Use Open Text Software:

[ *343 ]	[ *344 ]*
[ *345 ]	[ *346 ]**

* [ *347 ]
** [ *348 ]

1.2 DATABASE: MS SQL

2.	LICENSE FEE AND PAYMENT: The Net License Fee due and payable by Licensee for the Open Text Software licensed in Section 1 above is the amount of [ *349 ], which amount shall be invoiced upon execution of this Appendix and is payable [ *350 ] of the date of invoice.

In the event Licensee exceeds the License Grant specified herein, and/or Licensee desires to expand the License Grant specified herein, Licensee agrees to provide written notice to SAP. SAP reserves the right, subject to SAP’s right to continue to license the Open Text Software to modify the Agreement to reflect such increase in the License Grant, recalculate the Net License Fee and Maintenance Fee accordingly and invoice Licensee for such increased license and maintenance fees based on SAP’s then current pricing in effect.

In accordance with Section 3 of the Agreement, upon SAP’s reasonable request, Licensee shall deliver to SAP a report, as defined by SAP, evidencing Licensee’s usage of the Open Text Software licensed under this Agreement.

3.	INSTALLATION: For the Open Text Software to be installed at a specific Licensee and/or Affiliate site within the Territory, Licensee shall provide SAP with written notice of the location of each computer and the number of Named Users allocated to each such device within [ *351 ] of the use of such device. Such notice shall be in a form materially similar to Schedule 1 attached hereto and is to be sent to: SAP Contract Department, Attention: Director of Contracts, 3999 West Chester Pike, Newtown Square PA 19073. Licensee shall be responsible for installation of the Open Text Software.

4.	DELIVERY: Delivery of the above-specified Open Text Software and its documentations is estimated to take place in September 30, 2007. SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the Software, Maintenance, and documentation licensed under this Appendix by making it available for download or other electronic transmission to Licensee’s location at: 2300 Clayton Road, Concord, CA 94520.

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SAP will use commercially reasonable efforts to cooperate with Licensee’s request to deliver the MS SQL licensed under this Appendix by load and leave installation directly by SAP personnel on Licensee’s hardware at its location in: Concord, CA SAP will retain possession of all tangible storage media and, upon completion of the installation process, SAP will remove the storage media from Licensee’s premises.

5.	MAINTENANCE FEE AND PAYMENT:

5.1 To the degree Open Text GmbH makes such services generally available to SAP, Licensee may request and SAP shall provide maintenance service (“Maintenance”) with respect to the Open Text Software. Maintenance currently includes the delivery of releases and versions of the Open Text Software made available to SAP, support via telephone, coordination of defect correction with Open Text, and SAP’s support portal. Maintenance, from SAP, for the Open Text Software licensed hereunder is limited to the sites previously identified in the Agreement and related Appendices. In order to receive Maintenance hereunder, Licensee must make all required remote support connections to each Designated Unit, at its expense, as requested by SAP.

In the event Open Text (i) changes in any material adverse manner the nature of Maintenance available from Open Text to SAP or (ii) does not make available to SAP new releases and versions of the Software made available by Open Text to its customers under direct maintenance generally, such change or non availability shall be deemed a “Material Maintenance Change”.

In the event SAP does not offer to make Maintenance of the Open Text Software available to Licensee, and in such case to the extent SAP has the right to provide the source code for the Open Text Software to Licensee, SAP shall provide such Open Text source code to Licensee. SAP will use all commercially reasonable efforts to obtain the right to provide source code for the Open Text Software to Licensee in such event.

5.2 Maintenance shall commence on the first day of the month following initial delivery of the Open Text Software. The Maintenance Fee for the Open Text Software licensed under this Appendix is priced at the then current factor in effect [ *352 ] multiplied by the then current Net License Fee for the licensed Open Text Software. The current annual Maintenance Fee for the Open Text Software licensed under this Appendix is [ *353 ]. Maintenance Fees are subject to change once during a calendar year upon [ *354 ] prior written notice to Licensee. Maintenance fees set forth above do not include Taxes. Maintenance Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days. Any Maintenance Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

In addition to the Maintenance Fees described above, the annual Premium Support Service Fee is [ *355 ]. Premium Support Service Fees are subject to change once during a calendar year upon [ *356 ] prior written notice to Licensee. Premium Support Service Fees set forth above do not include Taxes. Premium Support Service Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days from date of invoice. Any Premium Support Service Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.

[ *357 ] provided the maintenance and support fee terms of SAP’s reseller arrangement with Open Text remains unchanged, increases in Maintenance Fee and Premium Support Fee per year for the Open Text Software licensed under this Appendix shall not exceed the lesser of either: (a) the previous year’s maintenance fees adjusted by the change in the [ *358 ] over the [ *359 ] month period prior to such increase in maintenance fees, [ *360 ].

5.3 In the event Licensee elects not to commence Maintenance upon the first day of the month following initial delivery of the Open Text Software, or Maintenance is otherwise declined for some period of time, and is subsequently requested or reinstated, SAP will invoice Licensee the accrued Maintenance Fees associated with such time period [ *361 ].

5.4 In the event of a Material Maintenance Change Licensee may, at its option, elect to terminate Maintenance immediately upon [ *362 ] written notice to SAP. In such event, SAP will refund to Licensee a pro rata portion of the prepaid but unearned Maintenance Fee and Premium Support Fee. Nothing herein prohibits Licensee from seeking Maintenance for the Software directly with Open Text, and SAP will not enforce any provision in any agreement with Open Text to the contrary.

5.5 [ *363 ]

2

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

6.	THIRD-PARTY DATABASE: Open Text Software licensed hereunder currently requires a third-party database, which has been licensed hereunder as a runtime version. Such runtime version shall be limited to Use by Licensee for Use of the Open Text Software licensed hereunder.

In the event Licensee uses the licensed database other than as specified above, a full license, including programming tools provided through such third-party supplier must be licensed directly from a third party database supplier.

7.	LIMITATION OF LIABILITY: In no event shall SAP’s total liability for damages [ *364 ] arising from or related to the [ *365 ] exceed an amount equal to [ *366 ] the Net License Fee identified in Section 2 hereof.

8.	GENERAL PROVISIONS:

8.1 Warranty. Subject to conditions and limitations [ *367 ] SAP warrants that the Open Text Software will substantially conform to the functional specifications contained in the Open Text Software Documentation for [ *368 ] following Delivery (the “Warranty Period”) when Used without material alteration on the Designated Unit(s). SAP’s warranty is subject to Licensee providing SAP necessary access, including remote access, to the Open Text Software. Licensee shall provide SAP with sufficient test time and support on Licensee’s Designated Unit(s) to correct the defect.

8.2 Warranty Remedy. Licensee’s sole and exclusive remedies for any damages or loss in any way connected with a breach of the warranty provided in Section 8.1 hereof, whether due to SAP’s negligence or breach of any other duty, shall be, at SAP's option, for SAP to: (i) bring the performance of the Open Text Software into substantial compliance with the functional specifications; or (ii) return an appropriate portion of any payment made by Licensee with respect to the applicable portion of the Open Text Software, not to exceed the License Fees paid under this Appendix.

8.3. Indemnification. [ *369 ] SAP shall defend and indemnify Licensee against all costs and damages, including reasonable attorneys’ fees, reasonably incurred by Licensee in the defense of any claim brought against Licensee in the Territory by third parties alleging that Licensee’s Use of the Open Text Software and Open Text Software Documentation infringes: (i) any United States patent; or (ii) a copyright; or (iii) trade secret rights. Licensee shall promptly notify SAP in writing of any such claim and SAP is permitted to control fully the defense and any settlement of such claim as long as such settlement shall not include a financial obligation on Licensee. Licensee shall cooperate fully in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to SAP. If use of the most current version or release would have avoided the infringement, any indemnification shall be conditioned on the allegedly infringing Open Text Software and Open Text Documentation being the most recent version or release thereof made available via Maintenance at the time of such alleged infringement.

8.4 Sole and Exclusive Remedy. THE PROVISIONS OF SECTION 8.3 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF SAP TO LICENSEE, AND IS LICENSEE'S SOLE REMEDY AGAINST SAP, WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS BY THE OPEN TEXT SOFTWARE.

9.	OPTION FOR OPEN TEXT SOFTWARE: For a period of [ *370 ] from the effective date of this Appendix, Licensee shall have the right upon written notice to SAP, and subject to written appendices to be entered into by the parties, to license additional quantities of Open Text third party software provided that SAP has the right to license such third party software and that the pricing terms of its reseller agreement with such third party software vendor are the same as they are as of the date of this Appendix. The License Fees for such third party software shall be in accordance with SAP’s list price then currently in effect, discounted by [ *371 ]. This option is additionally contingent upon Licensee not being in material breach of the Agreement, including being current with all required payments, including required maintenance.

3

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Name:	Charles F. Tisa	Name:	Michael E. Uremovich
Title:	Vice President	Title:	Chairman & CEO
Date:	9/28/07	Date:	10/2/07

4

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

Schedule 1 to Appendix 5

Designated Unit Information

1.	Name of Licensee or Affiliate where Designated Unit is located: _______________________________

2.	Designated Unit(s) to be identified by Licensee to SAP in writing.

Type/Model No.:

Serial No.:

Location of Designated Unit:

Telephone Number:

OpenText Software Delivery Contact Person:

3.

Hardware Information		Operating System		Database*
Manufacturer	Model	Manufacturer	Release	Manufacturer	Release
Oracle

*	Note: When Database is licensed from the vendor directly, insert P.O. Number , Invoice Number and Date

Name	Date

Title

(Licensee)

5

SAP AND LICENSEE CONFIDENTIAL & SUBJECT TO NON-DISCLOSURE

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Amendment 1

Effective October 1, 2007 (“Amendment 1”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

This Amendment 1 modifies the above-referenced Agreement the parties. In each instance in which the provision of this Amendment 1 contradict or are inconsistent with the provisions of the Agreement, the provisions of this Agreement 1 shall prevail and govern and the contradicted or inconsistent provisions shall be deemed amended accordingly.

SAP and Licensee agree that the Agreement is modified as follows:

1.	Appendix 4 effective September 30, 2007, shall be amended as follows:

(a)	The first paragraph of Section 5.2 shall be deleted in its entirety and replaced with the following:

“Maintenance shall commence upon the first day of the month following initial delivery of the Mercury Software. The Maintenance Fee for the Mercury Software licensed under this Appendix is priced at the then current factor in effect [ *372 ] multiplied by the then current Net License Fee for the licensed Mercury Software. The current annual Maintenance Fee for the Mercury Software licensed under this Appendix is [ *373 ].”

(b)	The second paragraph of Section 5.2 shall be deleted in its entirety and replaced with the following:

“In addition to the Maintenance Fees described above, the annual Premium Support Service Fee is [ *374 ].”

2.	The first paragraph of Section 5.2 of Appendix 5 effective September 30, 2007, shall be deleted in its entirety and replaced with the following:

“Maintenance shall commence on the first day of the month following initial delivery of the OpenText Software. The Maintenance Fee for the OpenText Software licensed under this Appendix is priced at the then current factor in effect [ *375 ] multiplied by the then current Net License Fee for the licensed OpenText Software. The current annual Maintenance Fee for the OpenText Software licensed under this Appendix is [ *376 ]. Maintenance Fees are subject to change [ *377 ] upon [ *378 ] prior written notice to Licensee. Maintenance fees set forth above do not include Taxes. Maintenance Fees are invoiced on an annual basis effective January 1 of a calendar year and payable Net 30 days. Any Maintenance Fees due prior to January 1 are invoiced on a pro-rata basis for the given calendar year in effect.”

EXCEPT AS HEREIN PROVIDED, NONE OF THE PROVISIONS OF APPENDIX 4 OR APPENDIX 5 TO THE AGREEMENT SHALL BE AFFECTED BY THIS AMENDMENT 1.

Accepted by:		Accepted by:

SAP America, Inc.		Pacer International, Inc.
(SAP)		(Licensee)

By:	/s/ Charles F. Tisa	By:	/s/ Michael E. Uremovich
Title:	Vice President	Title:	Chairman
Date:	10/29/07	Date:	10/10/07

SAP CONFIDENTIAL